Exhibit (c)(15)

        AMCE does not, as a matter of course, publicly disclose forward-looking information as to future revenues, earnings or other financial information. The additional financial information contained in this Exhibit (c)(15) is based on estimates and assumptions that are inherently subject to significant economic, industry and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the projected results contained in this additional financial information will be realized or that actual results would not be significantly higher or lower than projected. Further, since certain of the additional financial information covers 9 years, such information by its nature becomes less reliable with each successive year. In addition, the additional financial information contained in this Exhibit (c)(15) was prepared solely for internal use and not for publication or with a view of complying with the published guidelines of the SEC regarding projections or with guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The additional financial information included in this Exhibit (c)(15) is prepared on a historical cost basis and does not give effect to any changes in expenses or corporate borrowings as a result of the merger, or any other effects of the merger. This additional financial information includes raw data, terminology specific to AMCE, Non-GAAP financial measures and immaterial mathematical differences due to rounding.

        The additional financial information included in this Exhibit (c)(15) has been prepared by, and is the responsibility of, AMCE management. AMCE's independent registered public accounting firm, PricewaterhouseCoopers LLP, has neither examined nor compiled this additional financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The report of PricewaterhouseCoopers LLP incorporated by reference in this transaction statement on Schedule 13E-3 relates to AMCE's historical financial information. It does not extend to the additional financial information contained in this Exhibit (c)(15) and should not be read to do so.

AMC ENTERTAINMENT INC.
DRIVERS / ANALYTICALS
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Total theatres	180	181	239	232	229	225	224	221	218	216	217	217	213
Screens added	115	214	716	162	44	116	100	100	100	100	100	100	100
Screens disposed	244	86	106	134	27	100	47	104	69	76	49	44	123
Total screens	2,771	2,899	3,524	3,544	3,561	3,577	3,630	3,626	3,657	3,681	3,732	3,788	3,765
Managed / JV screens	8	8	23	15	15	15	15	15	15	15	15	15	15
Average screens	2,819	2,786	3,498	3,494	3,547	3,554	3,589	3,613	3,627	3,654	3,692	3,745	3,762
Total seats (000's)	557	578	718
Attendance (000's)	151,075	158,241	197,375	186,989	184,885	185,221	189,690	197,603	197,132	201,081	205,173	209,611	212,555
Attendance / screen (annlzd 000's)	53.6	56.8	55.4	53.5	52.1	52.1	52.9	53.7	54.4	55.0	55.6	56.0	56.5
Average ticket price	5.37	5.68	6.14	6.52	6.80	6.94	7.09	7.24	7.39	7.55	7.71	7.87	8.03
Concession per head	2.21	2.26	2.37	2.44	2.55	2.60	2.66	2.71	2.77	2.83	2.89	2.95	3.01
Other theatre revs per head	0.18	0.25	0.25	0.29	0.32	0.33	0.33	0.33	0.34	0.34	0.35	0.35	0.36
Total theatre revs per head	7.76	8.19	8.76	9.25	9.67	9.87	10.08	10.28	10.50	10.72	10.94	11.17	11.40
Film exhibition costs %	53.3%	54.1%	54.5%	53.3%	53.0%	53.0%	53.0%	53.0%	53.0%	53.1%	53.1%	53.1%	53.1%
Concession costs %	13.9%	11.8%	11.7%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.1%	11.1%	11.1%
Variable OE per patron	1.15	1.20	1.28	1.27	1.26	1.28	1.30	1.33	1.35	1.37	1.39	1.41	1.44
Fixed OE per avg. screen (annlzd 000's)	41.5	45.8	47.1	46.8	47.4	49.4	50.7	51.9	53.2	54.4	55.7	56.9	58.2
Theatre services % total revs	0.9%	0.8%	1.0%	1.1%	1.0%	1.0%	1.0%	0.9%	0.9%	0.9%	0.9%	0.8%	0.8%
Rent per avg. scr. (annlzd 000's)	81.3	84.3	84.3	89.9	93.0	94.9	96.9	99.2	101.6	104.2	106.6	108.6	111.1
NCN expense % NCN revenue	93.8%	105.2%	92.2%	87.3%	81.4%	71.0%	70.5%	70.5%	70.5%	70.5%	70.5%	70.5%	70.5%
Recurring G&A % total revenues		2.8%	2.6%	3.0%	2.8%	2.7%	2.6%	2.5%	2.5%	2.5%	2.4%	2.4%	2.3%
Preopening exp per screen added	28.7	29.9	34.0	33.8	28.5	30.0	30.0	30.0	30.0	30.0	30.0	30.0	30.0
NCN EBITDA	2,641	(2,121)	4,264	6,605	9,782	16,312	17,209	18,069	18,973	19,922	20,918	21,964	23,062
Midland EBITDA	(365)	(188)	(175)	(318)	(394)	(350)	(350)	(350)	(350)	(350)	(350)	(350)	(350)
Adj. EBITDA %	11.0%	12.2%	12.9%	13.9%	15.0%	15.3%	15.7%	16.5%	16.5%	16.9%	17.2%	17.5%	17.8%
D&A %	8.7%	7.4%	7.1%	7.0%	6.6%	6.2%	6.1%	5.6%	5.3%	5.0%	5.0%	4.5%	3.7%
NIE %	6.2%	4.4%	4.2%	4.2%	3.6%	3.4%	3.2%	3.0%	2.9%	2.7%	2.6%	1.6%	0.9%
EBT %—Continuing Operations	-11.1%	-0.3%	-1.0%	0.2%	4.0%	4.8%	5.7%	7.3%	8.2%	9.1%	9.5%	11.4%	13.2%
Tax rate—Continiuing Operations	34.1%	-80.5%	-54.2%	267.2%	46.5%	43.3%	42.9%	42.3%	42.2%	42.0%	41.9%	41.7%	41.6%
Net earnings %	-8.7%	-3.0%	-3.2%	-2.9%	0.8%	1.5%	2.1%	3.1%	3.7%	4.2%	4.5%	5.8%	6.9%
ATCF %	4.6%	6.9%	6.8%	7.5%	8.2%	8.4%	8.9%	9.3%	9.1%	9.3%	9.6%	10.2%	10.5%

AMC ENTERTAINMENT INC.
INCOME STATEMENT
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Revenues
Admissions	810,519	898,040	1,212,204	1,219,393	1,256,621	1,286,113	1,345,103	1,430,579	1,457,549	1,517,996	1,581,220	1,648,969	1,707,284
Concessions	334,072	358,107	468,578	456,990	471,398	482,082	503,758	535,498	545,829	568,677	592,573	618,100	640,038
Other theatre	27,082	39,972	48,600	53,983	59,058	60,241	62,638	65,936	66,770	69,086	71,512	74,122	76,246
NCN and other	43,457	41,768	55,693	52,454	52,958	56,706	58,838	61,755	64,818	68,034	71,410	74,956	78,678

Total Revenues	1,215,130	1,337,887	1,785,075	1,782,820	1,840,035	1,885,142	1,970,337	2,093,767	2,134,965	2,223,792	2,316,714	2,416,147	2,502,246
Expenses
Film exhibition costs	432,075	485,799	660,982	649,380	665,454	681,512	712,893	758,281	772,979	805,343	839,163	875,346	906,617
Concession costs	46,414	42,201	54,912	51,259	52,851	53,975	56,407	60,063	61,066	63,499	66,031	68,703	71,038
Theatre operating expense	301,373	329,298	438,605	419,619	419,941	431,546	448,016	473,389	478,331	494,065	511,033	529,869	544,926
Rent	229,260	234,769	300,377	314,024	329,725	337,331	347,889	358,250	368,294	380,579	393,698	406,860	417,872
NCN and other	42,610	45,264	52,444	46,847	44,521	41,694	42,929	44,985	47,145	49,412	51,793	54,292	56,917
General and administrative:
Stock-based compensation	—	442	2,011	8,727	11,005	10,833	10,833	10,833	—	—	—	—	—
Other	32,441	37,338	66,093	53,864	51,569	51,070	52,092	53,134	54,196	55,280	56,386	57,514	58,664
Preopening expense	3,303	4,363	3,227	3,858	1,253	3,480	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Theatre closure expense	24,169	2,124	5,416	4,068	2,349	1,000	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	105,184	99,022	126,994	124,572	120,769	117,456	120,065	116,809	113,462	110,449	115,452	108,339	91,568
Impairment of long-lived assets	68,776	—	19,563	16,272	—	—	—	—	—	—	—	—	—
Disposition of assets	(664)	(1,821)	(1,385)	(2,590)	—	—	—	—	—	—	—	—	—

Total Costs and Expenses	1,284,941	1,278,799	1,729,239	1,689,900	1,699,438	1,729,898	1,794,124	1,878,745	1,898,472	1,961,627	2,036,556	2,103,923	2,150,603

Other Expense (Income)
Other income	(9,996)	3,754	—	13,947	—	—	—	—	—	—	—	—	—
Interest expense
Corporate borrowings	64,347	48,015	65,585	66,963	60,750	60,734	61,727	61,978	61,994	62,006	62,009	40,314	24,578
Cap & fin lease oblig	12,653	12,745	12,215	10,754	9,940	8,476	7,580	7,079	6,459	5,913	5,269	4,916	4,555
Investment (income) expense	(1,728)	(2,073)	(3,502)	(2,861)	(3,800)	(4,600)	(5,800)	(7,100)	(7,000)	(7,200)	(7,100)	(7,300)	(7,400)
Equity in non-consolidated subs	—	—	—	—	—	—	—	—	—	—	—	—	—

Total other expense (income)	65,276	62,441	74,298	88,803	66,890	64,610	63,507	61,956	61,452	60,719	60,178	37,930	21,732

Earnings from Cont. Ops Before Income Tax (EBT)	(135,087)	(3,353)	(18,462)	4,117	73,707	90,634	112,706	153,066	175,041	201,445	219,980	274,294	329,912
Income Tax Provision	(46,000)	2,700	10,000	11,000	34,300	39,200	48,300	64,800	73,800	84,600	92,200	114,500	137,300

Net Earnings from Cont. Ops	(89,087)	(6,053)	(28,462)	(6,883)	39,407	51,434	64,406	88,266	101,241	116,845	127,780	159,794	192,612
Earnings from Disc. Ops, net of tax	(1,070)	(4,325)	(1,084)	(3,831)	—	—	—	—	—	—	—	—	—

Net Earnings before X-item	(90,157)	(10,378)	(29,546)	(10,714)	39,407	51,434	64,406	88,266	101,241	116,845	127,780	159,794	192,612
X-item gross	26,712	—	—	—	—	—	—	—	—	—	—	—	—
X-item taxes	(10,952)	—	—	—	—	—	—	—	—	—	—	—	—
X-item, net of taxes	15,760	—	—	—	—	—	—	—	—	—	—	—	—
Preferred Dividends	—	29,421	27,165	40,277	23,977	22,691	22,709	22,727	22,745	22,764	22,782	20,626	20,626

Net to Common	(105,917)	(39,799)	(56,711)	(50,991)	15,430	28,743	41,697	65,539	78,495	94,081	104,998	139,168	171,985

Diluted Average Shares	23,469	23,692	36,296	36,715	36,921	79,650	79,650	79,650	79,201	79,201	79,201	79,201	79,201
Diluted EPS for Cont. Ops (pre X-item)	(3.80)	(1.50)	(1.53)	(1.28)	0.42	0.36	0.52	0.82	0.99	1.19	1.33	1.76	2.17
Diluted EPS for Disc. Ops	(0.05)	(0.18)	(0.03)	(0.10)	—	—	—	—	—	—	—	—	—
Diluted EPS	(4.51)	(1.68)	(1.56)	(1.39)	0.42	0.65	0.81	1.11	1.28	1.48	1.61	2.02	2.43
Adjusted EBITDA	133,574	163,628	230,911	247,827	275,973	288,014	310,111	345,665	352,954	375,614	398,610	423,563	446,212
Net debt	716,781	434,164	483,350	414,464	337,452	274,302	181,779	54,611	(59,862)	(203,705)	(365,146)	(554,050)	(763,762)
Total Shares	23,502	71,501	76,481	79,647	79,647	79,647	79,647	79,647	79,647	79,647	79,647	79,647	79,647

AMC ENTERTAINMENT INC.
CASH FLOW STATEMENT
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Net earnings	(105,886)	(11,468)	(20,302)	(10,714)	39,407	51,434	64,406	88,266	101,241	116,845	127,780	159,794	192,612
Impairment of assets	68,776	4,668	19,563	16,272	—	—	—	—	—	—	—	—	—
D&A	105,260	99,742	127,020	124,572	120,769	117,456	120,065	116,809	113,462	110,449	115,452	108,339	91,568
Deferred income taxes	(41,909)	9,026	(10,086)	14,547	3,200	2,000	2,000	1,300	1,200	400	(3,500)	(1,400)	2,300
Special executive compensation	—	—	10,538	—
Stock based compensation	—	442	2,132	8,727	11,005	10,833	10,833	10,833	—	—	—	—	—
Gain on sale of investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary item / Other	15,760	—	—	—	—	—	—	—	—	—	—	—	—
Loss (gain) on sale of LT assets	(664)	(1,821)	(1,385)	(2,590)	—	—	—	—	—	—	—	—	—
Changes in assets / liabs
(Inc) dec rec.	6,047	(7,195)	(2,292)	(5,388)	(7,837)	(935)	(1,766)	(2,559)	(854)	(1,841)	(1,926)	(2,061)	(1,785)
(Inc) dec oth cur	(1,295)	(6,573)	10,170	(9,525)	774	(687)	(2,241)	(3,247)	(1,084)	(2,337)	(2,444)	(2,616)	(2,265)
Inc (dec) A/P	(14,591)	7,114	(14,723)	13,971	37,545	3,065	5,790	8,388	2,800	6,036	6,315	6,757	5,851
Inc (dec) accr & other	5,954	19,699	23,015	3,565	5,772	9,073	12,527	17,788	7,268	11,203	9,627	10,302	8,920
Working capital acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Lease buyouts	5,275	(13,799)	(11,570)	—	(3,651)	(4,400)	(3,700)	(5,000)	(3,000)	(2,000)	—	—	—
Other, net	731	814	(3,333)	29,841	1,952	1,973	1,995	2,019	2,046	2,076	2,539	1,750	1,750

CASH FROM OPS	43,458	100,649	128,747	183,278	208,936	189,813	209,908	234,598	223,079	240,832	253,843	280,865	298,952
Construction project costs	(18,949)	(2,879)	(25,327)	—	—	—	—	—	—	—	—	—	—
Capex	(101,932)	(82,762)	(100,932)	(95,011)	(109,721)	(117,930)	(84,610)	(76,885)	(77,297)	(77,915)	(74,418)	(73,903)	(70,298)
S/L proceeds / FF&E leasing	682	7,486	43,665	63,911	40,000	25,050	—	—	—	—	—	—	—

Capex, net	(120,199)	(78,155)	(82,594)	(31,100)	(69,721)	(92,880)	(84,610)	(76,885)	(77,297)	(77,915)	(74,418)	(73,903)	(70,298)
Acquisition	—	(45,020)	(153,004)	(15,449)	—	—	—	—	—	—	—	—	—
Repurchase leased FF&E	—	(23,739)	(7,052)	(15,812)	(25,292)	—	—	—	—	—	—	—	—
Investments:
Investments in subsidiaries	—	—	—	—	—	—	—	—	—	—
RE investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Pur. of avail for sale	—	—	—	—	—	—	—	—	—	—	—	—	—
Mat. of avail for sale	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds avail for sale	676	—	—	—	—	—	—	—	—	—	—	—	—
LT asset sales	29,594	6,647	5,494	9,289	—	—	—	—	—	—	—	—	—
Net change, constr. adv.	7,684	(2,699)	—	—	7,651	831	525	(100)	—	100	—	100	400
Other, net	1,000	(1,544)	(4,983)	(16,306)	(3,736)	564	502	883	447	2,178	3,431	2,868	2,884

CASH FROM INVESTING	(81,245)	(144,510)	(242,139)	(69,378)	(91,099)	(91,485)	(83,583)	(76,102)	(76,850)	(75,637)	(70,986)	(70,935)	(67,013)
Net change in credit facility	(60,000)	(270,000)	—	—	—	—	—	—	—	—	—	—	—
Net change in senior notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Net change in senior sub notes	—	172,263	71,787	(1,842)	—	—	—	—	—	—	(213,782)	(175,000)	—
Proceeds from preferred stock	—	230,014	—	—	—	—	—	—	—	—	—	—	—
Proceeds from common stock	—	100,800	33,151	—	—	—	—	—	—	—	—	—	—
Treasury stock purchase	—	—	—	(431)	(8,727)	(11,005)	(10,833)	(10,833)	(10,833)	—	—	—	—
CLO payments and other	(2,755)	(2,638)	(2,580)	(2,574)	(2,650)	(2,675)	(2,703)	(2,855)	(3,074)	(3,015)	(3,062)	(3,106)	(3,258)
FLO proceeds	19,135	881	29,612	—	—	—	—	—	—	—	—	—	—
Cash overdrafts	6,520	(3,406)	7,325	(19,339)	—	—	—	—	—	—	—	—	—
Change in const. payables	(8,872)	6,264	(528)	(4,307)	(12,315)	(3,324)	(2,098)	400	—	(400)	—	(400)	(1,600)
Proceeds from st. options	—	—	—	—	—	—	—	—	—	—	—	—	—
Dividends on common	—	—	—	—	—	—	—	—	—	—	—	—	—
Dividends on preferreds	—	—	—	—	(19,581)	(20,626)	(20,626)	(20,626)	(20,626)	(20,626)	(20,626)	(20,626)	(20,626)
Other, net	—	(4,857)	(392)	3,880	—	—	—	—	—	—	—	—	—
CASH FROM FINANCING	(45,972)	229,321	138,375	(24,613)	(43,273)	(37,630)	(36,261)	(33,915)	(34,533)	(24,042)	(237,470)	(199,132)	(25,484)

Effect of exchange rate chgs.	(1,471)	(103)	(3)	(451)	—	—	—	—	—	—	—	—	—

CASH INCR (DECR)	(85,230)	185,357	24,980	88,836	74,564	60,698	90,064	124,582	111,696	141,153	(54,613)	10,798	206,455

AMC ENTERTAINMENT INC.
BALANCE SHEET
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Cash and equivalents	34,075	219,432	244,412	333,248	407,812	468,511	558,575	683,157	794,853	936,006	881,393	892,190	1,098,645
Receivables	13,498	20,533	24,917	30,306	38,143	39,078	40,844	43,403	44,257	46,098	48,024	50,086	51,870
Reimbursable const. advances	733	3,662	2,628	9,506	1,855	1,025	500	600	600	500	500	400	—
Other current assets	45,075	48,416	50,732	62,676	61,902	62,589	64,830	68,076	69,160	71,497	73,941	76,557	78,821
Gross property	1,234,329	1,318,836	1,518,605	1,530,796	1,625,809	1,718,689	1,803,299	1,880,184	1,957,481	2,035,396	2,109,814	2,183,716	2,254,014
Less accum. depr. & amort	476,811	542,723	662,142	753,519	874,288	991,744	1,111,809	1,228,618	1,342,080	1,452,529	1,567,982	1,676,320	1,767,889

Property, net	757,518	776,113	856,463	777,277	751,521	726,945	691,490	651,566	615,401	582,867	541,832	507,396	486,125
Intangible assets, net	7,639	5,369	30,050	23,918	23,918	23,918	23,918	23,918	23,918	23,918	23,918	23,918	23,918
Goodwill	—	30,276	60,698	71,727	71,727	71,727	71,727	71,727	71,727	71,727	71,727	71,727	71,727
Deferred income taxes	135,491	127,115	171,152	143,944	140,744	138,744	136,744	135,444	134,244	133,844	137,344	138,744	136,444
Investment in subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—	—
Other long-term assets	53,235	48,254	50,646	53,932	50,800	49,990	50,016	50,839	49,948	50,050	50,237	50,560	50,605

Total assets	1,047,264	1,279,170	1,491,698	1,506,534	1,548,423	1,582,525	1,638,643	1,728,730	1,804,108	1,916,506	1,828,916	1,811,577	1,998,156

Accounts payable	92,276	96,016	101,820	87,497	125,042	128,107	133,897	142,285	145,084	151,121	157,435	164,192	170,043
Accr exps & oth liab	138,193	136,196	179,393	188,517	190,638	195,311	204,138	216,926	221,194	230,397	240,024	250,326	259,247
Construction payables	8,713	14,977	14,449	19,737	7,422	4,098	2,000	2,400	2,400	2,000	2,000	1,600	—
Revolving credit facility	270,000	—	—	—	—	—	—	—	—	—	—	—	—
Cur portion corp. borrow	—	—	—	—	—	—	—	—	—	213,782	175,000	—	—
Cur portion CLO's / FLO's	2,718	2,627	2,565	2,748	2,675	2,703	2,855	3,074	3,015	3,062	3,106	3,258	3,278
Subsidiary Sr. debt	—	—	—	—	—	—	—	—	—	—
Sr. Acquisition facility	—	—	—	—	—	—	—	—	—	—	—	—	—
Sr. sub notes 14	—	—	—	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Sr. sub notes 02	—	—	—	—	—	—	—	—	—	—	—	—	—
Sr. sub notes 09	199,172	199,245	199,325	—	—	—	—	—	—	—	—	—	—
Sr. sub notes 11	225,000	225,000	296,871	213,782	213,782	213,782	213,782	213,782	213,782	—	—	—	—
Sr. sub notes 12	—	172,295	172,465	172,649	172,851	173,074	173,319	173,588	173,885	174,211	—	—	—
Misc. indebtedness	—	—	—	—	—	—	—	—	—	—	—	—	—

LTD corp borrow	424,172	596,540	668,661	686,431	686,633	686,856	687,101	687,370	687,667	474,211	300,000	300,000	300,000
LTD CLO's / FLO's	53,966	54,429	56,536	58,533	55,956	53,253	50,398	47,324	44,309	41,247	38,140	34,883	31,605
Other LT liab.	116,271	120,029	176,370	182,467	177,349	178,853	181,131	184,588	185,894	189,923	195,292	200,232	204,912

Total liabilities	1,106,309	1,020,814	1,199,794	1,225,930	1,245,714	1,249,181	1,261,520	1,283,966	1,289,563	1,305,742	1,110,998	954,491	969,084
Min int in con sub	—	—	—	—	—	—	—	—	—	—	—	—	—
Preferred stock—convertible	—	175	187	200	200	200	200	200	200	200	200	200	200
Common stock	12,965	20,025	22,191	22,593	23,054	23,452	23,814	24,143	24,143	24,143	24,143	24,143	24,143
Class B stock	2,695	2,535	2,035	2,035	2,035	2,035	2,035	2,035	2,035	2,035	2,035	2,035	2,035
Addn'l paid-in capital	106,713	430,902	464,663	469,498	460,461	450,269	440,114	450,619	450,619	450,619	450,619	450,619	450,619
Foreign currency adj.	(15,121)	(16,967)	(8,773)	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)
Employee loans for stk. purchase	(9,881)	(10,430)	—	—	—	—	—	—	—	—	—	—	—
Treasury stock	(369)	(369)	(582)	(1,013)	(9,740)	(20,745)	(31,578)	(42,411)	(53,244)	(53,244)	(53,244)	(53,244)	(53,244)
Retained earnings	(156,047)	(167,515)	(187,817)	(210,716)	(171,309)	(119,875)	(55,469)	12,171	92,786	189,005	296,159	435,326	607,312

Total stockholders equity	(59,045)	258,356	291,904	280,604	302,708	333,344	377,124	444,764	514,545	610,764	717,918	857,086	1,029,071

Total liab. & SE.	1,047,264	1,279,170	1,491,698	1,506,534	1,548,423	1,582,525	1,638,643	1,728,730	1,804,108	1,916,506	1,828,916	1,811,577	1,998,156

BALANCE	—	—	—	—	—	—	—	—	—	—	—	—	—

AMC ENTERTAINMENT INC.
CREDIT STATISTICS
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
CREDIT STATISTICS
Net Earnings	(90,157)	(10,378)	(29,546)	(10,714)	39,407	51,434	64,406	88,266	101,241	116,845	127,780	159,794	192,612
- Cash Preferred Dividends	—	—	—	—	19,581	20,626	20,626	20,626	20,626	20,626	20,626	20,626	20,626
+ Depreciation and amortization	105,184	99,022	126,994	124,572	120,769	117,456	120,065	116,809	113,462	110,449	115,452	108,339	91,568
+ Impairment(net of tax)	40,578	—	12,089	11,046	—	—	—	—	—	—	—	—	—
+ Stock-based comp	—	442	2,011	8,727	11,005	10,833	10,833	10,833	—	—	—	—	—
+ Non-Cash charges	76	3,474	10,563	42	—	—	—	—	—	—	—	—	—

ATCF	55,681	92,560	122,111	133,673	151,600	159,097	174,678	195,282	194,076	206,669	222,606	247,506	263,554
- Construction project costs	18,949	2,879	25,327	—	—	—	—	—	—	—	—	—	—
- Capex	101,932	82,762	100,932	95,011	109,721	117,930	84,610	76,885	77,297	77,915	74,418	73,903	70,298
+ S/L proceeds / FF&E leasing	682	7,486	43,665	63,911	40,000	25,050	—	—	—	—	—	—	—
+ FLO proceeds	19,135	881	29,612	—	—	—	—	—	—	—	—	—	—

Free cash flow	(45,383)	15,286	69,129	102,573	81,879	66,217	90,068	118,397	116,779	128,754	148,189	173,604	193,256
Leverage ratios
Corporate	694,172	596,540	668,661	686,431	686,633	686,856	687,101	687,370	687,667	687,993	475,000	300,000	300,000
Cap leases	56,684	57,056	59,101	61,281	58,631	55,956	53,253	50,398	47,324	44,309	41,247	38,140	34,883
Total debt	750,856	653,596	727,762	747,712	745,264	742,812	740,354	737,768	734,991	732,301	516,247	338,140	334,883
Less: Cash & equiv.	34,075	219,432	244,412	333,248	407,812	468,511	558,575	683,157	794,853	936,006	881,393	892,190	1,098,645
Less: Cash for Put	—	—	—	—	—	—	—	—	—	—	—	—	—

Net debt	716,781	434,164	483,350	414,464	337,452	274,302	181,779	54,611	(59,862)	(203,705)	(365,146)	(554,050)	(763,762)
CIP	58,858	36,774	69,968	15,007	18,554	10,245	5,000	6,000	6,000	5,000	5,000	4,000	—
Total debt / Adj. EBITDA	5.62	3.99	3.15	3.02	2.70	2.58	2.39	2.13	2.08	1.95	1.30	0.80	0.75
Net debt / Adj. EBITDA	5.37	2.65	2.09	1.67	1.22	0.95	0.59	0.16	(0.17)	(0.54)	(0.92)	(1.31)	(1.71)
Net debt less CIP / Adj. EBITDA	4.93	2.43	1.79	1.61	1.16	0.92	0.57	0.14	(0.19)	(0.56)	(0.93)	(1.32)	(1.71)
Nebt debt / Adj. EBITDA per RCF	4.74	2.67	2.29	1.66	1.26	0.99	0.62	0.19	(0.13)	(0.51)	(0.88)	(1.27)	(1.67)
Adj. EBITDAR	362,834	398,397	531,288	561,851	605,698	625,345	658,000	703,915	721,248	756,194	792,309	830,423	864,085
Net debt	716,781	434,164	483,350	414,464	337,452	274,302	181,779	54,611	(59,862)	(203,705)	(365,146)	(554,050)	(763,762)
Rents × 8	1,834,080	1,878,152	2,403,016	2,512,192	2,637,800	2,698,647	2,783,110	2,866,000	2,946,349	3,044,635	3,149,586	3,254,883	3,342,978
Net Debt + rents × 8	2,550,861	2,312,316	2,886,366	2,926,656	2,975,252	2,972,949	2,964,890	2,920,612	2,886,487	2,840,930	2,784,439	2,700,833	2,579,216
Net Debt+ rents × 8 - CIP	2,492,003	2,275,542	2,816,398	2,911,649	2,956,698	2,962,704	2,959,890	2,914,612	2,880,487	2,835,930	2,779,439	2,696,833	2,579,216
Net Debt + rents × 8 / Adj. EBITDAR	7.03	5.80	5.43	5.21	4.91	4.75	4.51	4.15	4.00	3.76	3.51	3.25	2.98
Net Debt + rents × 8 - CIP / Adj. EBITDAR	6.87	5.71	5.30	5.18	4.88	4.74	4.50	4.14	3.99	3.75	3.51	3.25	2.98
Interest Coverage
Adj. EBITDA divided by:
Net interest exp	1.77	2.79	3.11	3.31	4.13	4.46	4.88	5.58	5.74	6.19	6.62	11.17	20.53
EBITDAR divided by:
Net interest exp + rent	1.19	1.36	1.42	1.44	1.53	1.56	1.60	1.68	1.68	1.71	1.75	1.87	1.97

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—SCREENS/THEATRES
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
SCREENS
NORTH AMERICA
BOP total owned	2,700	2,567	2,661	3,257	3,291	3,308	3,324	3,377	3,373	3,404	3,428	3,479	3,535
New build / exp	81	112	75	102	44	116	100	100	100	100	100	100	100
Acquisitions	30	68	621	48	—	—	—	—	—	—	—	—	—
Dispositions	244	86	100	116	27	100	47	104	69	76	49	44	123

EOP total owned	2,567	2,661	3,257	3,291	3,308	3,324	3,377	3,373	3,404	3,428	3,479	3,535	3,512
JV screens	—	—	—	—	—	—	—	—	—	—	—	—	—
Managed screens	8	8	23	15	15	15	15	15	15	15	15	15	15

TOTAL SCREENS	2,575	2,669	3,280	3,306	3,323	3,339	3,392	3,388	3,419	3,443	3,494	3,550	3,527

AVERAGE SCREENS—NORTH AMERICA	2,645	2,600	3,280	3,263	3,309	3,316	3,351	3,375	3,389	3,416	3,454	3,507	3,524
INTERNATIONAL
BOP total owned	162	196	230	244	238	238	238	238	238	238	238	238	238
New build / exp	34	34	20	12	—	—	—	—	—	—	—	—	—
Acquisitions	—	—	—	—	—	—	—	—	—	—	—	—	—
Dispositions	—	—	6	18	—	—	—	—	—	—	—	—	—

EOP total owned	196	230	244	238	238	238	238	238	238	238	238	238	238
JV screens	—	—	—	—	—	—	—	—	—	—	—	—	—
Managed screens	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL SCREENS	196	230	244	238	238	238	238	238	238	238	238	238	238

AVERAGE SCREENS—INTL	174	186	218	231	238	238	238	238	238	238	238	238	238
TOTAL SCREENS
BOP total owned	2,862	2,763	2,891	3,501	3,529	3,546	3,562	3,615	3,611	3,642	3,666	3,717	3,773
New build / exp	115	146	95	114	44	116	100	100	100	100	100	100	100
Acquisitions	30	68	621	48	—	—	—	—	—	—	—	—	—
Dispositions	244	86	106	134	27	100	47	104	69	76	49	44	123

EOP total owned	2,763	2,891	3,501	3,529	3,546	3,562	3,615	3,611	3,642	3,666	3,717	3,773	3,750
JV screens	—	—	—	—	—	—	—	—	—	—	—	—	—
Managed screens	8	8	23	15	15	15	15	15	15	15	15	15	15

TOTAL SCREENS	2,771	2,899	3,524	3,544	3,561	3,577	3,630	3,626	3,657	3,681	3,732	3,788	3,765

AVERAGE SCREENS (OWNED)	2,819	2,786	3,498	3,494	3,547	3,554	3,589	3,613	3,627	3,654	3,692	3,745	3,762
THEATRES
BOP total owned	208	179	180	236	230	227	223	222	219	216	214	215	215
New build	6	8	5	7	3	9	6	6	6	6	6	6	6
Acquisitions	1	5	66	3	—	—	—	—	—	—	—	—	—
Dispositions	36	12	15	16	6	13	7	9	9	8	5	6	10

EOP total owned	179	180	236	230	227	223	222	219	216	214	215	215	211
EOP JV theatres	—	—	—	—	—	—	—	—	—	—	—	—	—
EOP managed theatres	1	1	3	2	2	2	2	2	2	2	2	2	2

TOTAL THEATRES	180	181	239	232	229	225	224	221	218	216	217	217	213

SCREENS PER THEATRE	15.4	16.0	14.7	15.3	15.6	15.9	16.2	16.4	16.8	17.0	17.2	17.5	17.7
Megaplex screens
North America	1,704	1,884	2,195	2,345	2,389	2,505	2,605	2,705	2,805	2,905	3,005	3,105	3,205
International	196	230	244	238	238	238	238	238	238	238	238	238	238
JV	—	—	—	—	—	—	—	—	—	—	—	—	—
Managed	—	—	14	14	14	14	14	14	14	14	14	14	14
Total	1,900	2,114	2,453	2,597	2,641	2,757	2,857	2,957	3,057	3,157	3,257	3,357	3,457
% of total	68.6%	72.9%	69.6%	73.3%	74.2%	77.1%	78.7%	81.5%	83.6%	85.8%	87.3%	88.6%	91.8%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—ATTENDANCE/REVENUES
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
ATTENDANCE
NORTH AMERICA
US Megaplex	94,322	103,077	127,790	126,043	128,316	132,238	138,998	148,043	152,267	159,074	165,650	171,993	178,112
US Multiplex	42,882	37,638	51,296	42,506	37,269	33,683	30,392	27,736	23,753	20,943	18,515	16,668	13,550
Canada Megaplex	3,935	5,622	5,835	5,475	5,732	5,732	6,732	7,995	7,544	7,496	7,440	7,382	7,326
Canada Multiplex	—	—	—	—	—	—	—	—	—	—	—	—	—
Total attendance	141,139	146,337	184,921	174,024	171,317	171,653	176,122	183,774	183,564	187,513	191,605	196,043	198,987
Attendance per screen	53.4	56.3	55.3	53.3	51.8	51.8	52.6	54.5	54.2	54.9	55.5	55.9	56.5
% chg	-2.8%	5.5%	-1.7%	-3.6%	-2.9%	0.0%	1.5%	3.6%	-0.5%	1.3%	1.1%	0.8%	1.0%
INTERNATIONAL
Total attendance	9,936	11,904	12,454	12,965	13,568	13,568	13,568	13,829	13,568	13,568	13,568	13,568	13,568
Attendance per screen	57.2	64.0	56.1	56.1	57.0	57.0	57.0	57.0	57.0	57.0	57.0	57.0	57.0
% chg	-16.5%	11.9%	-12.4%	0.0%	1.7%
TOTAL ATTENDANCE	151,075	158,241	197,375	186,989	184,885	185,221	189,690	197,603	197,132	201,081	205,173	209,611	212,555
% chg	-1.2%	4.7%	24.7%	-5.3%	-1.1%	0.2%	2.4%	4.2%	-0.2%	2.0%	2.0%	2.2%	1.4%
ATTENDANCE PER SCREEN	53.6	56.8	55.4	53.5	52.1	52.1	52.9	53.7	54.4	55.0	55.6	56.0	56.5
% chg	-3.4%	6.0%	-2.5%	-3.3%	-2.6%	0.0%	1.4%	1.5%	1.3%	1.2%	1.0%	0.7%	1.0%
ADMISSIONS REVENUES
North America admissions rev.
Total admissions rev.	747,958	823,249	1,133,476	1,125,922	1,158,945	1,186,485	1,243,482	1,324,932	1,351,823	1,410,154	1,471,222	1,536,771	1,592,842
Admsn revs / screen	282.8	316.7	345.6	345.1	350.3	357.8	371.1	385.2	398.9	412.8	426.0	438.2	452.1
Average ticket price	5.30	5.63	6.13	6.47	6.76	6.91	7.06	7.21	7.36	7.52	7.68	7.84	8.00
% chg	7.8%	6.2%	9.0%	5.6%	4.6%	2.2%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%
International admissions rev.
Total admissions rev.	62,561	74,791	78,728	93,471	97,675	99,629	101,621	105,647	105,727	107,841	109,998	112,198	114,442
Admsn revs / screen	360.1	402.1	361.1	404.2	410.4	418.6	427.0	435.5	444.2	453.1	462.2	471.4	480.8
Average ticket price	6.30	6.28	6.32	7.21	7.20	7.34	7.49	7.64	7.79	7.95	8.11	8.27	8.43
% chg	-1.8%	-0.2%	0.6%	14.0%	-0.1%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Total admissions revs.	810,519	898,040	1,212,204	1,219,393	1,256,621	1,286,113	1,345,103	1,430,579	1,457,549	1,517,996	1,581,220	1,648,969	1,707,284
Admsn revs / screen	287.5	322.4	346.6	349.0	354.3	361.9	374.8	388.5	401.9	415.4	428.3	440.3	453.9
Average ticket price	5.37	5.68	6.14	6.52	6.80	6.94	7.09	7.24	7.39	7.55	7.71	7.87	8.03
% chg	7.5%	5.8%	8.2%	6.2%	4.2%	2.2%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%
CONCESSIONS REVENUES
North America concessions rev.
Total concessions rev.	320,866	341,227	448,896	434,024	447,075	457,272	478,452	509,189	519,500	541,822	565,180	590,160	611,539
Concession rev. per scr.	121.3	131.3	136.9	133.0	135.1	137.9	142.8	148.0	153.3	158.6	163.7	168.3	173.6
Concessions per head	2.27	2.33	2.43	2.49	2.61	2.66	2.72	2.77	2.83	2.89	2.95	3.01	3.07
% chg	3.3%	2.6%	4.1%	2.7%	4.6%	2.1%	2.0%	2.0%	2.1%	2.1%	2.1%	2.1%	2.1%
International concessions rev.
Total concessions rev.	13,206	16,880	19,682	22,966	24,323	24,810	25,306	26,309	26,328	26,855	27,392	27,940	28,499
Concession rev. per scr.	76.0	90.8	90.3	99.3	102.2	104.2	106.3	108.5	110.6	112.8	115.1	117.4	119.7
Concessions per head	1.33	1.42	1.58	1.77	1.79	1.83	1.87	1.90	1.94	1.98	2.02	2.06	2.10
% chg	-0.3%	6.7%	11.5%	12.1%	1.2%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Total concessions rev.	334,072	358,107	468,578	456,990	471,398	482,082	503,758	535,498	545,829	568,677	592,573	618,100	640,038
Conc. Revs / screen	118.5	128.6	134.0	130.8	132.9	135.6	140.4	145.4	150.5	155.6	160.5	165.0	170.2
Concessions per head	2.21	2.26	2.37	2.44	2.55	2.60	2.66	2.71	2.77	2.83	2.89	2.95	3.01
% chg	2.5%	2.3%	4.9%	2.9%	4.3%	2.1%	2.0%	2.0%	2.2%	2.1%	2.1%	2.1%	2.1%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—OTHER REVENUES
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
OTHER THEATRE REVENUES
North America other theatre rev.
Other theatre revs. per head	0.175	0.259	0.248	0.283	0.317	0.324	0.329	0.333	0.338	0.343	0.349	0.354	0.360
Total Other theatre rev.	24,736	37,967	45,771	49,241	54,352	55,535	57,932	61,139	62,064	64,381	66,806	69,416	71,540
International other theatre rev.
Other theatre revs. per head	0.236	0.168	0.227	0.366	0.347	0.347	0.347	0.347	0.347	0.347	0.347	0.347	0.347
Total Other theatre rev.	2,346	2,005	2,829	4,742	4,706	4,706	4,706	4,796	4,706	4,706	4,706	4,706	4,706
Total other theatre revs.	27,082	39,972	48,600	53,983	59,058	60,241	62,638	65,936	66,770	69,086	71,512	74,122	76,246
Total other theatre rev. per head	0.179	0.253	0.246	0.289	0.319	0.325	0.330	0.334	0.339	0.344	0.349	0.354	0.359
OTHER REVENUES
NCN	42,920	40,960	54,915	51,946	52,481	56,206	58,338	61,255	64,318	67,534	70,910	74,456	78,178
Internet	152	187	168	57	37	150	150	150	150	150	150	150	150
Midland	385	621	610	451	440	350	350	350	350	350	350	350	350
Total other revenues	43,457	41,768	55,693	52,454	52,958	56,706	58,838	61,755	64,818	68,034	71,410	74,956	78,678

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—EXPENSES
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
FILM EXHIBITION COSTS
North America
Film exhibition cost %	53.4%	54.2%	54.7%	53.3%	53.0%	53.0%	53.0%	53.0%	53.1%	53.1%	53.1%	53.1%	53.1%
Total film exhibition cost	399,467	445,965	619,949	599,746	613,996	629,025	659,356	702,623	717,279	748,529	781,213	816,237	846,326
International film exhibition cost
Film exhibition cost %	52.1%	53.3%	52.1%	53.1%	52.7%	52.7%	52.7%	52.7%	52.7%	52.7%	52.7%	52.7%	52.7%
Total film exhibition cost	32,608	39,834	41,033	49,634	51,458	52,487	53,537	55,658	55,700	56,814	57,950	59,109	60,291
Total film exhibition cost	432,075	485,799	660,982	649,380	665,454	681,512	712,893	758,281	772,979	805,343	839,163	875,346	906,617
Total film exhibition cost %	53.3%	54.1%	54.5%	53.3%	53.0%	53.0%	53.0%	53.0%	53.0%	53.1%	53.1%	53.1%	53.1%
CONCESSION COSTS
North America concession cost
Concession cost %	13.2%	11.0%	11.0%	10.6%	10.6%	10.6%	10.6%	10.6%	10.6%	10.6%	10.6%	10.6%	10.6%
Total concession cost	42,309	37,425	49,496	46,191	47,408	48,422	50,744	54,175	55,174	57,489	59,901	62,450	64,660
International concession cost
Concession cost %	31.1%	28.3%	27.5%	22.1%	22.4%	22.4%	22.4%	22.4%	22.4%	22.4%	22.4%	22.4%	22.4%
Total concession cost	4,105	4,776	5,416	5,068	5,444	5,553	5,664	5,888	5,892	6,010	6,130	6,253	6,378
Total concession cost	46,414	42,201	54,912	51,259	52,851	53,975	56,407	60,063	61,066	63,499	66,031	68,703	71,038
Concession cost %	13.9%	11.8%	11.7%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.1%	11.1%	11.1%
THEATRE OPERATING EXPENSE
North America variable OE
Variable OE per head	1.13	1.21	1.28	1.26	1.25	1.27	1.29	1.31	1.33	1.35	1.38	1.40	1.42
Total variable OE	158,928	176,911	237,489	219,336	213,658	217,227	226,861	241,646	244,821	253,861	263,510	274,140	282,564
International variable OE
Variable OE per head	1.43	1.14	1.29	1.37	1.42	1.45	1.48	1.51	1.54	1.57	1.60	1.64	1.67
Total variable OE	14,195	13,557	16,026	17,776	19,332	19,719	20,113	20,910	20,926	21,344	21,771	22,207	22,651
Total variable OE	173,123	190,468	253,515	237,112	232,990	236,946	246,974	262,556	265,747	275,205	285,281	296,347	305,215
Variable OE per head	1.15	1.20	1.28	1.27	1.26	1.28	1.30	1.33	1.35	1.37	1.39	1.41	1.44
North America fixed OE
Fixed OE / screen	41.0	46.1	47.5	46.9	47.2	49.4	50.6	51.9	53.2	54.4	55.7	56.9	58.3
Total fixed OE	108,560	119,791	158,839	153,099	156,284	163,757	169,614	178,510	180,122	185,930	192,350	199,641	205,341
International fixed OE
Fixed OE / screen	48.3	41.7	41.2	44.5	49.4	50.3	51.3	52.4	53.4	54.5	55.6	56.7	57.8
Total fixed OE	8,399	7,750	9,145	10,298	11,746	11,981	12,221	12,703	12,713	12,967	13,226	13,491	13,761
Total fixed OE	116,959	127,541	167,984	163,397	168,030	175,738	181,835	191,213	192,835	198,898	205,577	213,132	219,102
Fixed OE / screen	41.5	45.8	47.1	46.8	47.4	49.4	50.7	51.9	53.2	54.4	55.7	56.9	58.2
North America theatre services
Theatre svcs % of theatre rev	0.95%	0.87%	0.92%	1.07%	1.04%	1.03%	1.00%	0.95%	0.94%	0.91%	0.88%	0.85%	0.83%
Total theatre services	10,906	11,037	15,511	17,215	17,810	17,731	18,054	18,421	18,551	18,741	18,930	19,122	19,315
International theatre services
Theatre svcs % of theatre rev	—	—	—	—	—	—	—	—	—	—	—	—	—
Total theatre services	385	252	1,595	1,895	1,110	1,132	1,153	1,198	1,198	1,221	1,245	1,269	1,294
Total theatre services	11,291	11,289	17,106	19,110	18,921	18,862	19,207	19,619	19,750	19,962	20,175	20,391	20,609
Theatre svcs % of theatre rev	0.96%	0.87%	0.99%	1.10%	1.06%	1.03%	1.00%	0.97%	0.95%	0.93%	0.90%	0.87%	0.85%
Acquisition Synergies			—	—	—	—	—	—	—	—	—	—	—
Total theatre oper expense
North America	278,394	307,739	411,839	389,650	387,752	398,714	414,529	438,577	443,494	458,532	474,790	492,903	507,220
International	22,979	21,559	26,766	29,969	32,189	32,832	33,488	34,812	34,837	35,533	36,243	36,967	37,705

Total	301,373	329,298	438,605	419,619	419,941	431,546	448,016	473,389	478,331	494,065	511,033	529,869	544,926
% of theatre revenues	25.7%	25.4%	25.4%	24.3%	23.5%	23.6%	23.4%	23.3%	23.1%	22.9%	22.8%	22.6%	22.5%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—EXPENSES
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
RENT
North America rent
Cash rent	209,717	214,730	279,872	287,097	300,919	307,914	317,986	327,146	335,683	345,473	356,357	369,008	378,729
Deferred rent	6,109	5,280	(1,071)	(1,219)	(500)	(833)	(659)	(489)	(92)	1,282	2,583	2,559	2,757
Cap lease contra	(11,186)	(10,767)	(10,100)	(8,294)	(7,879)	(7,712)	(7,553)	(7,153)	(6,753)	(6,353)	(6,153)	(5,853)	(5,553)
Rent	204,640	209,243	268,701	277,584	292,540	299,368	309,774	319,504	328,838	340,403	352,787	365,713	375,932
Rent / screen	77.4	80.5	80.4	85.1	88.4	90.3	92.5	94.7	97.0	99.6	102.2	104.3	106.7
International rent
Cash rent	22,843	24,081	31,224	35,478	37,262	37,821	38,578	39,349	40,136	40,939	41,758	42,593	43,445
Deferred rent	1,777	1,445	1,465	3,245	2,129	2,083	1,478	1,338	1,261	1,179	1,094	495	436
Cap lease contra	—	—	(1,013)	(2,283)	(2,206)	(1,941)	(1,941)	(1,941)	(1,941)	(1,941)	(1,941)	(1,941)	(1,941)
Rent	24,620	25,526	31,676	36,440	37,185	37,963	38,115	38,746	39,456	40,177	40,911	41,147	41,940
Rent / screen	141.7	137.2	142.6	157.6	156.2	159.5	160.1	162.8	165.8	168.8	171.9	172.9	176.2
Total rent
Cash rent	232,560	238,811	311,096	322,575	338,181	345,735	356,564	366,495	375,819	386,412	398,115	411,601	422,173
Deferred rent	7,886	6,725	394	2,026	1,629	1,249	819	849	1,169	2,461	3,677	3,054	3,193
Cap lease contra	(11,186)	(10,767)	(11,113)	(10,577)	(10,085)	(9,653)	(9,494)	(9,094)	(8,694)	(8,294)	(8,094)	(7,794)	(7,494)
Rent	229,260	234,769	300,377	314,024	329,725	337,331	347,889	358,250	368,294	380,579	393,698	406,860	417,872
Rent / screen	81.3	84.3	84.3	89.9	93.0	94.9	96.9	99.2	101.6	104.2	106.6	108.6	111.1
Rent % of theatre rev	19.6%	18.1%	17.4%	18.1%	18.5%	18.4%	18.2%	17.6%	17.8%	17.7%	17.5%	17.4%	17.2%
OTHER EXPENSE
NCN	40,279	43,081	50,651	45,341	42,699	39,894	41,129	43,185	45,345	47,612	49,993	52,492	55,117
Centertainment	—	—	—	—	—	—	—	—	—	—	—	—	—
PLD	1,543	270	12	—	14	—	—	—	—	—	—	—	—
Midland	750	809	785	769	834	700	700	700	700	700	700	700	700
Internet expense	—	695	882	605	739	800	800	800	800	800	800	800	800
Real estate holding costs	38	409	114	132	235	300	300	300	300	300	300	300	300
Total other expense	42,610	45,264	52,444	46,847	44,521	41,694	42,929	44,985	47,145	49,412	51,793	54,292	56,917
PREOPENING EXPENSE
North America preopening exp.
Preopening exp. / screen	32.7	24.6	32.4	28.6	28.5	30.0	30.0	30.0	30.0	30.0	30.0	30.0	30.0
Total preopening exp.	2,648	2,754	2,429	2,921	1,253	3,480	3,000	3,000	3,000	3,000	3,000	3,000	3,000
International preopening exp.
Preopening exp. / screen	19.3	47.3	39.9	78.1	—	—	—	—	—	—	—	—	—
Total preopening exp.	655	1,609	798	937	—	—	—	—	—	—	—	—	—
Total preopening expense	3,303	4,363	3,227	3,858	1,253	3,480	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Preopening exp. / screen	28.7	29.9	34.0	33.8	28.5	30.0	30.0	30.0	30.0	30.0	30.0	30.0	30.0
THEATRE CLOSURE EXPENSE
North America theatre closure	24,169	2,124	1,687	4,068	2,349	1,000	—	—	—	—	—	—	—
International theatre closure	—	—	3,729	—	—	—	—	—	—	—	—	—	—
Total theatre closure expense	24,169	2,124	5,416	4,068	2,349	1,000	—	—	—	—	—	—	—
Cash theatre closure	18,894	10,740	7,080	4,000	6,000	5,400	3,700	5,000	3,000	2,000	—	—	—
GENERAL AND ADMINISTRATIVE
Recurring G&A expense	32,441	37,338	46,843	53,864	51,569	51,070	52,092	53,134	54,196	55,280	56,386	57,514	58,664
Stock-based comp	—	442	2,011	8,727	11,005	10,833	10,833	10,833	—	—	—	—	—
Special exec. comp.	—	—	19,250	—	—	—	—	—	—	—	—	—	—
Acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—

Total G&A expenses	32,441	37,780	68,104	62,591	62,574	61,903	62,925	63,967	54,196	55,280	56,386	57,514	58,664

AMC ENTERTAINMENT INC.
OTHER BALANCE SHEET CHANGES
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Accounts receivable
Accounts receivable	13,498	20,533	24,917	30,306	38,143	39,078	40,844	43,403	44,257	46,098	48,024	50,086	51,870
Acquisition	—	—	—	—	—	—	—	—	—	—
% of total revs	1.1%	1.5%	1.4%	1.7%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%
Other current assets
Other current assets	30,381	34,372	34,939	49,176	48,402	49,589	51,830	55,076	56,160	58,497	60,941	63,557	65,821
Includes def income tax	14,694	14,044	15,793	13,500	13,500	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000
Includes acquisition	—	—	12,828	94	—	—	—	—	—	—	—	—	—
% of total revs	2.5%	2.6%	2.0%	2.8%	2.6%	2.6%	2.6%	2.6%	2.6%	2.6%	2.6%	2.6%	2.6%
Other long-term assets
BOY def inc tax	81,955	135,491	127,115	171,152	143,944	140,744	138,744	136,744	135,444	134,244	133,844	137,344	138,744
Deferred tax asset chg.	53,536	(8,376)	8,337	(27,208)	(3,200)	(2,000)	(2,000)	(1,300)	(1,200)	(400)	3,500	1,400	(2,300)
Acquisition	—	—	35,700	—	—	—	—	—	—	—	—	—	—

EOY def inc tax	135,491	127,115	171,152	143,944	140,744	138,744	136,744	135,444	134,244	133,844	137,344	138,744	136,444
BOY Deferred financing charges	—	—	—	12,987	14,190	12,440	10,690	8,940	7,190	5,440	3,690	1,940	190
Additions				6,907	—	—	—	—	—	—	—	—	—
Amortization				1,287	1,750	1,750	1,750	1,750	1,750	1,750	1,750	1,750	1,750
Retirement	—	—	—	4,417	—	—	—	—	—	—	—	—	—

EOY Deferred financing charges	—	—	12,987	14,190	12,440	10,690	8,940	7,190	5,440	3,690	1,940	190	(1,560)
Other	53,235	48,254	37,659	39,742	38,360	39,300	41,076	43,649	44,508	46,360	48,297	50,370	52,165
Acquisition	—	—	7,738	84	—	—	—	—	—	—	—	—	—
% total revs	4.4%	3.6%	2.1%	2.2%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%

Total other long-term assets	188,726	175,369	221,798	197,876	191,544	188,734	186,760	186,283	184,192	183,894	187,581	189,304	187,049
Constr. advances / payables
Refundable constr. adv.	733	3,662	2,628	9,506	1,855	1,025	500	600	600	500	500	400	—
% ending CIP	1.2%	10.0%	3.8%	63.3%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%
Construction payables	8,713	14,977	14,449	19,737	7,422	4,098	2,000	2,400	2,400	2,000	2,000	1,600	—
% ending CIP	14.8%	40.7%	20.7%	131.5%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%
Accounts pay / other Acc.
Accounts payable	92,276	96,016	101,820	87,497	125,042	128,107	133,897	142,285	145,084	151,121	157,435	164,192	170,043
Includes acquisition	—	—	11,308	—	—	—	—	—	—	—	—	—	—
% of total revs	7.6%	7.2%	5.7%	4.9%	6.8%	6.8%	6.8%	6.8%	6.8%	6.8%	6.8%	6.8%	6.8%
Other acc liab.	138,193	136,196	179,393	188,517	190,638	195,311	204,138	216,926	221,194	230,397	240,024	250,326	259,247
Includes acquisition	—	—	20,805	—	—	—	—	—	—	—	—	—	—
% of total revs	11.4%	10.2%	10.0%	10.6%	10.4%	10.4%	10.4%	10.4%	10.4%	10.4%	10.4%	10.4%	10.4%
Other long-term liabilities
BOY deferred rent	35,549	44,060	52,988	111,657	111,542	113,171	114,420	115,239	116,088	117,257	119,718	123,395	126,449
Change	8,511	8,928	2,218	(3,596)	1,629	1,249	819	849	1,169	2,461	3,677	3,054	3,193
Acquisition	—	—	56,451	3,481

EOY deferred rent	44,060	52,988	111,657	111,542	113,171	114,420	115,239	116,088	117,257	119,718	123,395	126,449	129,642
BOY deferred gain	14,028	12,314	10,964	11,402	10,006	8,906	7,806	6,706	5,606	4,506	3,406	2,306	1,206
Addition	(583)	(151)	1,538	—	—	—	—	—	—	—	—	—	—
Amortization	1,131	1,199	1,100	1,396	1,100	1,100	1,100	1,100	1,100	1,100	1,100	1,100	1,100

EOY deferred gain	12,314	10,964	11,402	10,006	8,906	7,806	6,706	5,606	4,506	3,406	2,306	1,206	106
Other	59,897	56,077	53,311	60,919	55,272	56,627	59,186	62,893	64,131	66,799	69,590	72,577	75,163
Includes acquisition	—	—	690	—	—	—	—	—	—	—	—	—	—
% of total revs	4.9%	4.2%	3.0%	3.4%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%

Total other LT liab.	116,271	120,029	176,370	182,467	177,349	178,853	181,131	184,588	185,894	189,923	195,292	200,232	204,912

AMC ENTERTAINMENT INC.
CAPITAL EXPENDITURES TIMING
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Capex for current scr adds					12,701	65,548	30,245	24,000	25,000	25,000	25,000	25,000	25,000
Opening scr capex / scr					289	565	302	240	250	250	250	250	250
Total constr cost / scr (3,750 sf per scr)					1,226	1,198	1,182	1,219	1,229	1,239	1,250	1,260	1,271
AMC % of const cost					23.6%	47.2%	25.6%	19.7%	20.3%	20.2%	20.0%	19.8%	19.7%
CAPITAL EXPENDITURES
Lease %					76.4%	52.8%	74.4%	80.3%	79.7%	79.8%	80.0%	80.2%	80.3%
AMC investment %					23.6%	47.2%	25.6%	19.7%	20.3%	20.2%	20.0%	19.8%	19.7%
Total new build cap. inv. PSF
Total land & bldg.					257	259	262	264	267	270	272	275	278
Land					83	84	85	86	87	88	89	89	90
Building & LI					173	175	177	178	180	182	184	186	187
FF&E					60	50	43	50	50	50	50	50	50
Soft costs					10	10	11	11	11	11	11	11	11

Total					327	320	315	325	328	330	333	336	339
AMC contribution PSF					77	151	81	64	67	67	67	67	67
Total land & bldg.					7	90	27	3	6	6	6	6	6
Land					—	—	—	—	—	—	—	—	—
Building & LI					7	90	27	3	6	6	6	6	6
FF&E					60	50	43	50	50	50	50	50	50
Soft costs					10	10	11	11	11	11	11	11	11

Total AMC contribution PSF					77	151	81	64	67	67	67	67	67
New / exp. screens					44	116	100	100	100	100	100	100	100
New / exp. sf (3,750 sf per scr)					165	435	375	375	375	375	375	375	375
Total new / exp build					12,701	65,548	30,245	24,000	25,000	25,000	25,000	25,000	25,000
Check balance to $0					—	—	—	—	—	—	—	—	—

Total capex on scr adds					12,701	65,548	30,245	24,000	25,000	25,000	25,000	25,000	25,000

Total scr add leased assets					41,229	73,442	87,959	97,850	97,881	98,922	99,974	101,036	102,109
New Scr Capex					29,885	56,810	25,000	25,000	25,000	25,000	25,000	24,000	20,000
Maintenance					32,394	33,000	34,000	35,000	35,400	36,000	37,750	38,250	38,750
Corporate					10,951	10,850	9,500	9,500	9,500	9,500	9,500	9,500	9,500
NCN					17,667	—	—	—	—	—	—	—	—
Fireproofing					9,000	4,000	2,000	—	—	—	—	—	—
ADA					7,124	6,500	6,500	—	—	—	—	—	—
Other (including capitalized interest)					(496)	(1,810)
ADA—Line-of-sight					—	5,300	5,300	5,300	5,300	5,300	—	—	—

Total refurb. and other					76,640	57,840	57,300	49,800	50,200	50,800	47,250	47,750	48,250

Total capex					106,525	114,650	82,300	74,800	75,200	75,800	72,250	71,750	68,250

Capex by Asset Type
Land					—	—	—	—	—	—	—	—	—
Building & LI					1,101	39,271	10,179	1,269	2,229	2,189	2,149	2,108	2,066
FF&E (incl. refurb, NCN & other)					86,540	74,290	68,125	63,250	63,650	64,250	66,000	66,500	67,000
Soft costs					1,700	4,527	3,941	3,981	4,021	4,061	4,101	4,142	4,184
Average CIP					35,508	36,450	25,667	23,167	23,300	23,500	24,083	23,917	22,750
Interest rate					9.0%	9.0%	9.0%	9.0%	9.0%	9.0%	9.0%	9.0%	9.0%
Capitalized interest					3,196	3,280	2,310	2,085	2,097	2,115	2,168	2,153	2,048

Total GAAP capex (w/ cap interest)					109,721	117,930	84,610	76,885	77,297	77,915	74,418	73,903	70,298

Theatre refurb. Capex as % of theatre revenues					1.8%	1.8%	1.8%	1.7%	1.7%	1.7%	1.7%	1.6%	1.6%
Net GAAP capex / scr added					2,494	1,017	846	769	773	779	744	739	703
Net GAAP capex PSF					665	271	226	205	206	208	198	197	187
S/L Financing
Land					8,000	5,010	—	—	—	—	—	—	—
Building & LI					28,000	17,535	—	—	—	—	—	—	—
Soft costs					4,000	2,505	—	—	—	—	—	—	—

Total					40,000	25,050	—	—	—	—	—	—	—
Net GAAP capex PSF less REIT					423	214	226	205	206	208	198	197	187

AMC ENTERTAINMENT INC.
CAPITAL EXPENDITURES—SALE/LEASEBACK
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Sale / Leaseback Detail Theatre	SC	Total	Est. Open
Burbank 16	10,908	50,460	Q1 F'04		40,000
Columbia Mall	3,227	13,976	Q4 F'04			12,000
Firewheel Mall 20	3,100	19,831	Q3 F'06			13,050

					40,000	25,050	—	—	—	—	—	—	—

AMC ENTERTAINMENT INC.
DEPRECIATION—BUILDINGS & LI
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
	% Depr. 1st year	% EITF 1st Year	% SL 1st Year
Additions to buildings & LI:
2005	50%	50%	50%		(13,449)	(26,899)	(26,899)	(26,899)	(26,899)	(26,899)	(26,899)	(26,899)	(26,899)
2006	50%	50%	50%			10,868	21,736	21,736	21,736	21,736	21,736	21,736	21,736
2007	50%	50%	50%				5,089	10,179	10,179	10,179	10,179	10,179	10,179
2008	50%	50%	50%					635	1,269	1,269	1,269	1,269	1,269
2009	50%	50%	50%						1,115	2,229	2,229	2,229	2,229
2010	50%	50%	50%							1,095	2,189	2,189	2,189
2011	50%	50%	50%								1,074	2,149	2,149
2012	50%	50%	50%									1,054	2,108
2013	50%	50%	50%										1,033
Book Depreciation—buildings & LI:
Additions:
2005					(672)	(1,345)	(1,345)	(1,345)	(1,345)	(1,345)	(1,345)	(1,345)	(1,345)
2006					—	543	1,087	1,087	1,087	1,087	1,087	1,087	1,087
2007					—	—	254	509	509	509	509	509	509
2008					—	—	—	32	63	63	63	63	63
2009					—	—	—	—	56	111	111	111	111
2010					—	—	—	—	56	111	111	111	111
2011					—	—	—	—	—	55	109	109	109
2012					—	—	—	—	—	—	54	107	107
2013					—	—	—	—	—	—	—	53	105

Total book depreciation—buildings & LI					(672)	(802)	(4)	283	426	592	700	807	860
Tax depreciation—buildings & LI:
Additions:
2005					(345)	(690)	(690)	(690)	(690)	(690)	(690)	(690)	(690)
2006					—	279	557	557	557	557	557	557	557
2007					—	—	130	261	261	261	261	261	261
2008					—	—	—	16	33	33	33	33	33
2009					—	—	—	—	29	57	57	57	57
2010					—	—	—	—	—	28	56	56	56
2011					—	—	—	—	—	—	28	55	55
2012					—	—	—	—	—	—	—	27	54
2013					—	—	—	—	—	—	—	—	26

Total tax depreciation—buildings & LI					(345)	(411)	(2)	145	190	246	302	330	330

AMC ENTERTAINMENT INC.
DEPRECIATION—FF&E
SEGMENT: CONSOLIDATED
JULY 5, 2004

		Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
	% FF&E Lease 1st Year
Additions to FF&E:
2005	50%	55,916	111,832	111,832	111,832	111,832	111,832	111,832	111,832	111,832
2006	50%		37,145	74,290	74,290	74,290	74,290	74,290	74,290	74,290
2007	50%			34,063	68,125	68,125	68,125	68,125	68,125	68,125
2008	50%				31,625	63,250	63,250	63,250	63,250	63,250
2009	50%					31,825	63,650	63,650	63,650	63,650
2010	50%						32,125	64,250	64,250	64,250
2011	50%							33,000	66,000	66,000
2012	50%								33,250	66,500
2013	50%									33,500
Book depreciation—FF&E:
Additions:
2005		7,988	15,976	15,976	15,976	15,976	15,976	15,976	7,988	—
2006		—	5,306	10,613	10,613	10,613	10,613	10,613	10,613	5,306
2007		—	—	4,866	9,732	9,732	9,732	9,732	9,732	9,732
2008		—	—	—	4,518	9,036	9,036	9,036	9,036	9,036
2009		—	—	—	—	4,546	9,093	9,093	9,093	9,093
2010		—	—	—	—	—	4,589	9,179	9,179	9,179
2011		—	—	—	—	—	—	4,714	9,429	9,429
2012		—	—	—	—	—	—	—	4,714	9,429
2013		—	—	—	—	—	—	—	—	4,714

Total book depreciation—FF&E		7,988	21,282	31,455	40,839	49,903	59,039	68,342	65,069	51,774
Tax depreciation—FF&E:
Additions:
2005		7,988	15,976	15,976	15,976	15,976	15,976	15,976	7,988	—
2006		—	5,306	10,613	10,613	10,613	10,613	10,613	10,613	5,306
2007		—	—	4,866	9,732	9,732	9,732	9,732	9,732	9,732
2008		—	—	—	4,518	9,036	9,036	9,036	9,036	9,036
2009		—	—	—	—	4,546	9,093	9,093	9,093	9,093
2010		—	—	—	—	—	4,589	9,179	9,179	9,179
2011		—	—	—	—	—	—	4,714	9,429	9,429
2012		—	—	—	—	—	—	—	4,714	9,429
2013		—	—	—	—	—	—	—	—	4,714

Total tax depreciation—FF&E		7,988	21,282	31,455	40,839	49,903	59,039	68,342	69,783	65,917

AMC ENTERTAINMENT INC.
DEPRECIATION—SOFT COSTS
SEGMENT: CONSOLIDATED
JULY 5, 2004

	% Depr. 1st year	% SL 1st Year	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
>
Additions to soft costs:
2005	50%	50%	(1,150)	(2,300)	(2,300)	(2,300)	(2,300)	(2,300)	(2,300)	(2,300)	(2,300)
2006	50%	50%		1,011	2,022	2,022	2,022	2,022	2,022	2,022	2,022
2007	50%	50%			1,971	3,941	3,941	3,941	3,941	3,941	3,941
2008	50%	50%				1,990	3,981	3,981	3,981	3,981	3,981
2009	50%	50%					2,010	4,021	4,021	4,021	4,021
2010	50%	50%						2,030	4,061	4,061	4,061
2011	50%	50%							2,051	4,101	4,101
2012	50%	50%								2,071	4,142
2013	50%	50%									2,092
Book depreciation—soft costs:
Additions:
2005			(58)	(115)	(115)	(115)	(115)	(115)	(115)	(115)	(115)
2006			—	51	101	101	101	101	101	101	101
2007			—	—	99	197	197	197	197	197	197
2008			—	—	—	100	199	199	199	199	199
2009			—	—	—	—	101	201	201	201	201
2010			—	—	—	—	—	102	203	203	203
2011			—	—	—	—	—	—	103	205	205
2012			—	—	—	—	—	—	—	104	207
2013			—	—	—	—	—	—	—	—	105

Total book depreciation—soft costs			(58)	(64)	85	283	483	685	889	1,095	1,303
Tax depreciation—soft costs:
Additions:
2005			(29)	(59)	(59)	(59)	(59)	(59)	(59)	(59)	(59)
2006			—	26	52	52	52	52	52	52	52
2007			—	—	51	101	101	101	101	101	101
2008			—	—	—	51	102	102	102	102	102
2009			—	—	—	—	52	103	103	103	103
2010			—	—	—	—	—	52	104	104	104
2011			—	—	—	—	—	—	53	105	105
2012			—	—	—	—	—	—	—	53	106
2013			—	—	—	—	—	—	—	—	54

Total tax depreciation—soft costs			(29)	(33)	43	145	248	351	456	508	508

AMC ENTERTAINMENT INC.
AMORTIZATION
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Book depreciation:
Depreciation expense—US—3/04 Assets	101,018	81,393	73,818	61,106	49,767	40,118	36,106	32,496	29,246
Depreciation expense—Intl—3/04 Assets	12,056	11,647	10,711	10,299	8,883	6,016	5,414	4,873	4,386
Acquisition	—	—	—	—	—	—	—	—	—
Other	437	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
New Capex depreciation	7,258	20,416	31,536	41,404	50,812	60,315	69,932	66,970	53,937

Total Book depreciation	120,769	117,456	120,065	116,809	113,462	110,449	115,452	108,339	91,568
Tax Depreciation:
Depreciation expense—US—3/03 accounting schedule	101,018	81,393	73,818	61,106	49,767	40,118	36,106	32,496	29,246
Depreciation expense—Intl—3/03 accounting schedule	12,056	11,647	10,711	10,299	8,883	6,016	5,414	4,873	4,386
Acquisition	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—
New Capex depreciation	7,614	20,838	31,496	41,129	50,340	59,636	69,100	70,621	66,755

Total Tax depreciation	120,688	113,878	116,025	112,534	108,990	105,770	110,621	107,989	100,387

AMC ENTERTAINMENT INC.
INCOME TAXES
SEGMENT: CONSOLIDATED
JULY 5, 2004

	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Calculation of book taxes:
Earnings before income taxes	4,117	73,707	90,634	112,706	153,066	175,041	201,445	219,980	274,294	329,912
Permanent differences	22,531	10,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000

Taxable book earnings	26,648	83,707	95,634	117,706	158,066	180,041	206,445	224,980	279,294	334,912
Tax rate
Federal	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
State (effective)	6.1%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%

	41.1%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%

Book income taxes	11,000	34,300	39,200	48,300	64,800	73,800	84,600	92,200	114,500	137,300

Effective tax rate	267.2%	46.5%	43.3%	42.9%	42.3%	42.2%	42.0%	41.9%	41.7%	41.6%
Calculation of cash income taxes
EBITDA	225,954	272,371	283,534	307,111	342,665	349,954	372,614	395,610	420,563	443,212
Permanent differences	22,531	10,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Deferred rent	2,026	1,629	1,249	819	849	1,169	2,461	3,677	3,054	3,193
Tax depreciation	—	(120,688)	(113,878)	(116,025)	(112,534)	(108,990)	(105,770)	(110,621)	(107,989)	(100,387)
Interest expense	(77,717)	(70,690)	(69,210)	(69,307)	(69,056)	(68,452)	(67,919)	(67,278)	(45,230)	(29,132)
Investment income	2,861	3,800	4,600	5,800	7,100	7,000	7,200	7,100	7,300	7,400
Extraordinary item	—	—	—	—	—	—	—	—	—	—
Subsidiary taxable net income	—
Equity in earnings of unconsol. subs.	2,590	—	—	—	—	—	—	—	—	—

Taxable income	178,245	96,422	111,294	133,398	174,024	185,680	213,586	233,489	282,697	329,286
New NOLs
BOP	58,552	46,552	34,552	22,552	10,552	—	—	—	—	—
Created	—	—	—	—	—	—	—	—	—	—
Used (max $12.0M per year)	12,000	12,000	12,000	12,000	10,552	—	—	—	—	—

EOP	46,552	34,552	22,552	10,552	—	—	—	—	—	—

Taxable income after new NOLs	166,245	84,422	99,294	121,398	163,472	185,680	213,586	233,489	282,697	329,286
Old NOLs
BOP	59,213	50,713	42,213	33,713	25,213	16,713	8,213	—	—	—
Used (max.$8.5M per year)	8,500	8,500	8,500	8,500	8,500	8,500	8,213	—	—	—

EOP	50,713	42,213	33,713	25,213	16,713	8,213	—	—	—	—

Net taxable income	157,745	75,922	90,794	112,898	154,972	177,180	205,373	233,489	282,697	329,286
Cash income taxes @ statutory rates	(2,922)	31,100	37,200	46,300	63,500	72,600	84,200	95,700	115,900	135,000

Deferred income taxes	13,922	3,200	2,000	2,000	1,300	1,200	400	(3,500)	(1,400)	2,300

AMC ENTERTAINMENT INC.
ANALYTICALS
SEGMENT: CONSOLIDATED QUARTERLY—F'05
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
Total theatres	232	240	-3.3%	233	233	0.0%	234	235	-0.4%	231	232	-0.4%	231	232	-0.4%
Screens added	16	34	-52.9%	—	—		28	110	-74.5%	—	18	-100.0%	44	162	-72.8%
Screens disposed	6	14	-57.1%	—	45	-100.0%	—	46	-100.0%	21	37	-43.2%	27	142	-81.0%
Total screens	3,554	3,544	0.3%	3,554	3,499	1.6%	3,582	3,563	0.5%	3,561	3,544	0.5%	3,561	3,544	0.5%
Managed screens	15	23	-34.8%	15	23	-34.8%	15	15	0.0%	15	15	0.0%	15	15	0.0%
Average screens	3,534	3,485	1.4%	3,539	3,476	1.8%	3,559	3,480	2.3%	3,555	3,537	0.5%	3,547	3,494	1.5%
Total seats (000's)		730	-100.0%		710	-100.0%		726	-100.0%		720	-100.0%	—	720	-100.0%
Attendance (000's)	49,769	50,004	-0.5%	48,355	46,440	4.1%	45,130	48,920	-7.7%	41,631	41,625	0.0%	184,885	186,989	-1.1%
Attendance/screen (annlzd 000's)	56.3	57.4	-1.8%	54.7	53.4	2.3%	50.7	56.2	-9.8%	46.8	47.1	-0.5%	52.1	53.5	-2.6%
Average ticket price	6.68	6.42	4.0%	6.78	6.46	5.0%	6.83	6.58	3.8%	6.92	6.64	4.1%	6.80	6.52	4.2%
Concession per head	2.58	2.49	3.9%	2.56	2.41	6.3%	2.57	2.45	4.8%	2.47	2.42	2.1%	2.55	2.44	4.3%
Other theatre revs per head	0.27	0.25	8.7%	0.28	0.27	2.8%	0.39	0.30	28.8%	0.35	0.34	2.8%	0.32	0.29	10.6%
Total theatre revs per head	9.54	9.16	4.1%	9.63	9.14	5.3%	9.78	9.33	4.9%	9.74	9.41	3.6%	9.67	9.25	4.5%
Film exhibition costs %	54.0%	55.4%	(140)	54.2%	54.0%	21	52.6%	53.1%	(42)	50.6%	50.1%	49	53.0%	53.3%	(30)
Concession costs %	12.0%	11.5%	46	11.0%	11.1%	(16)	10.9%	11.0%	(11)	10.9%	11.2%	(29)	11.2%	11.2%	(1)
Variable OE per patron	1.19	1.23	-3.0%	1.23	1.23	0.0%	1.29	1.22	5.6%	1.34	1.41	-4.8%	1.26	1.27	-0.6%
Fixed OE per avg. screen (annlzd 000's)	45.0	47.2	-4.8%	49.4	48.2	2.7%	47.8	46.7	2.3%	47.3	45.0	5.2%	47.4	46.8	1.3%
Theatre services % total revs	1.0%	1.1%	(15)	1.0%	1.1%	(11)	1.1%	0.9%	14	1.1%	1.2%	(6)	1.0%	1.1%	(4)
Rent per avg. screen (annlzd 000's)	94.2	89.8	4.9%	92.7	90.0	3.0%	92.6	90.5	2.3%	92.3	89.1	3.6%	93.0	89.9	3.4%
NCN expense % NCN revenue	87.3%	86.8%	53	84.4%	82.4%	203	75.5%	82.3%	(677)	80.1%	100.3%	(2,018)	81.4%	87.3%	(592)
Midland expense % Midland revenue	355.9%	346.2%	978	163.8%	342.6%	(17,881)	163.8%	160.1%	363	163.8%	88.4%	7,537	189.5%	170.5%	1,904
Recurring G&A % total revenues	3.0%	2.5%	54	2.5%	2.7%	(19)	2.8%	3.5%	(70)	2.9%	3.5%	(55)	2.8%	3.0%	(22)
Preopening exp per screen added	24.6	30.6	-19.9%	—	—		30.7	28.0	9.8%	—	38.5	-100.0%	28.5	33.8	-15.9%
NCN EBITDA	1,531	1,832	-16.4%	1,865	2,132	-12.5%	3,877	2,670	45.2%	2,509	(29)	-8751.7%	9,782	6,605	48.1%
Midland EBITDA	(151)	(128)	18.0%	(81)	(131)	-38.2%	(81)	(83)	-2.4%	(81)	24	-437.5%	(394)	(318)	23.9%
Adj. EBITDA %	16.2%	14.7%	153	15.4%	13.3%	211	15.2%	15.9%	(70)	12.9%	11.3%	159	15.0%	13.9%	110
D&A %	6.4%	6.0%	40	6.3%	6.6%	(31)	6.6%	6.9%	(31)	7.0%	8.7%	(164)	6.6%	7.0%	(42)
NIE %	3.4%	3.7%	(30)	3.5%	4.2%	(74)	3.7%	3.9%	(23)	4.0%	5.1%	(106)	3.6%	4.2%	(56)
EBT %—Continuing Operations	5.7%	4.5%	116	5.1%	2.4%	269	4.1%	4.3%	(17)	0.7%	-11.9%	1,260	4.0%	0.2%	377
Tax rate—Continiuing Operations	46.4%	49.2%	(279)	46.7%	53.2%	(656)	46.4%	58.5%	(1,207)	47.6%	35.3%	1,236	46.5%	267.2%	(22,065)
Net earnings %	1.6%	2.2%	(61)	1.5%	1.1%	46	1.0%	1.1%	(12)	-1.0%	-7.7%	671	0.8%	-0.6%	144
ATCF %	10.1%	8.3%	174	9.5%	7.8%	171	9.4%	8.1%	128	8.1%	5.5%	259	9.3%	7.5%	181

AMC ENTERTAINMENT INC.
INCOME STATEMENT
SEGMENT: CONSOLIDATED QUARTERLY—F'05
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
Revenues
Admissions	332,529	321,163	3.5%	327,963	299,853	9.4%	308,041	321,783	-4.3%	288,088	276,594	4.2%	1,256,621	1,219,393	3.1%
Concessions	128,590	124,297	3.5%	124,014	112,086	10.6%	115,818	119,776	-3.3%	102,977	100,831	2.1%	471,398	456,990	3.2%
Other theatre	13,433	12,418	8.2%	13,442	12,564	7.0%	17,627	14,839	18.8%	14,556	14,162	2.8%	59,058	53,983	9.4%
NCN & other	12,147	13,971	-13.1%	12,111	12,144	-0.3%	15,961	15,204	5.0%	12,739	11,135	14.4%	52,958	52,454	1.0%

Total Revenues	486,699	471,849	3.1%	477,530	436,647	9.4%	457,447	471,602	-3.0%	418,359	402,722	3.9%	1,840,035	1,782,820	3.2%
Costs and Expenses
Film exhibition costs	179,605	177,960	0.9%	177,849	161,988	9.8%	162,133	170,727	-5.0%	145,868	138,705	5.2%	665,454	649,380	2.5%
Concession costs	15,418	14,334	7.6%	13,602	12,476	9.0%	12,574	13,138	-4.3%	11,257	11,311	-0.5%	52,851	51,259	3.1%
Theatre operating expense	103,677	107,795	-3.8%	108,123	103,898	4.1%	105,616	104,795	0.8%	102,525	103,131	-0.6%	419,941	419,619	0.1%
Rent	83,264	78,262	6.4%	82,011	78,224	4.8%	82,413	78,751	4.7%	82,037	78,787	4.1%	329,725	314,024	5.0%
NCN & other	10,911	12,321	-11.4%	10,591	10,387	2.0%	12,448	12,803	-2.8%	10,570	11,336	-6.8%	44,521	46,847	-5.0%
General and administrative:
Stock-based compensation	2,881	293	883.3%	2,708	876	209.1%	2,708	533	408.1%	2,708	7,025	-61.5%	11,005	8,727	26.1%
Other	14,819	11,823	25.3%	11,738	11,580	1.4%	12,814	16,511	-22.4%	12,198	13,950	-12.6%	51,569	53,864	-4.3%
Preopening expense	393	1,042	-62.3%	—	389	-100.0%	860	1,734	-50.4%	—	693	-100.0%	1,253	3,858	-67.5%
Theatre & other closure expense	102	618	-83.5%	—	1,116	-100.0%	180	2,078	-91.3%	2,067	256	707.4%	2,349	4,068	-42.3%
Depreciation and amortization	31,311	28,462	10.0%	29,974	28,752	4.3%	30,016	32,405	-7.4%	29,468	34,953	-15.7%	120,769	124,572	-3.1%
Impairment of long-lived assets	—	—	—	—	—	—	—	16,272	-100.0%	—	16,272	-100.0%		16,272	-100.0%
Disposition of assets	—	—	—		(1,956)	-100.0%	—	(525)	-100.0%	—	(109)	-100.0%	—	(2,590)	-100.0%

Total Costs and Expenses	442,381	432,910	2.2%	436,596	407,730	7.1%	421,762	432,950	-2.6%	398,698	416,310	-4.2%	1,699,438	1,689,900	0.6%

Other Expense (Income)
Other expense (income)	—	—		—	—		—	—		—	13,947	-100.0%	—	13,947	-100.0%
Interest expense
Corporate borrowings	15,188	15,494	-2.0%	15,188	16,435	-7.6%	15,188	16,253	-6.6%	15,188	18,781	-19.1%	60,750	66,963	-9.3%
Cap & fin lease oblig & other	2,485	2,805	-11.4%	2,485	2,705	-8.1%	2,485	2,512	-1.1%	2,485	2,732	-9.0%	9,940	10,754	7.6%
Investment (income) loss	(950)	(651)	45.9%	(950)	(611)	55.5%	(950)	(461)	106.1%	(950)	(1,138)	-16.5%	(3,800)	(2,861)	32.8%

Total other expense (income)	16,723	17,648	-5.2%	16,723	18,529	-9.7%	16,723	18,304	-8.6%	16,723	34,322	-51.3%	66,890	88,803	-24.7%

Earnings from Cont. Ops Before Income Tax (EBT)	27,595	21,291	29.6%	24,211	10,388	133.1%	18,961	20,348	-6.8%	2,939	(47,910)	-106.1%	73,707	4,117	1690.3%
Income Tax Provision	12,800	10,470	22.3%	11,300	5,530	104.3%	8,800	11,900	-26.1%	1,400	(16,900)	-108.3%	34,300	11,000	211.8%

Net Earnings from Cont. Ops	14,795	10,821	36.7%	12,911	4,858	165.8%	10,161	8,448	20.3%	1,539	(31,010)	-105.0%	39,407	(6,883)	-672.5%
Earnings from Disc. Ops, net of tax	—	(330)	-100.0%	—	(260)	-100.0%	—	(3,241)	-100.0%	—	—		—	(3,831)	-100.0%

Net Earnings	14,795	10,491		12,911	4,598		10,161	5,207		1,539	(31,010)		39,407	(10,714)	-467.8%
Preferred Dividends	6,961	7,791	-10.7%	5,671	9,662	-41.3%	5,672	11,074	-48.8%	5,673	11,750	-51.7%	23,977	40,277	-40.5%

Net to Common	7,834	2,700	190.2%	7,240	(5,064)	-243.0%	4,489	(5,867)	-176.5%	(4,134)	(42,760)	-90.3%	15,430	(50,991)	-130.3%

Diluted Average Shares	36,640	36,687	-0.1%	36,640	36,744	-0.3%	36,640	36,997	-1.0%	36,640	36,863	-0.6%	36,640	36,715	-0.2%
Diluted EPS for Cont. Ops	0.21	0.08	158.9%	0.20	(0.13)	-251.1%	0.12	(0.07)	-272.6%	(0.11)	(1.16)	-90.3%	0.42	(1.28)	-132.8%
Diluted EPS for Disc. Ops	—	(0.01)	-100.0%	—	(0.01)	-100.0%	—	(0.09)	-100.0%	—	—		—	(0.11)	-100.0%
Diluted EPS	0.21	0.07	190.5%	0.20	(0.14)	-243.4%	0.12	(0.16)	-177.3%	(0.11)	(1.16)	-90.3%	0.42	(1.39)	-130.3%
Adjusted EBITDA	79,005	69,354	13.9%	73,615	58,094	26.7%	69,448	74,877	-7.3%	53,904	45,502	18.5%	275,973	247,827	11.4%
Net debt	352,111	469,129	-24.9%	386,013	488,703	-21.0%	368,800	420,680	-12.3%	337,452	414,465	-18.6%
Total Shares	79,647	77,527	2.7%	79,647	78,133	1.9%	79,647	78,930	0.9%	79,647	79,647	0.0%	79,647	79,647	0.0%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-SCREENS/THEATRES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
SCREENS
Megaplex
BOP total owned	2,185	2,035	7.4%	2,201	2,069	6.4%	2,201	2,069	6.4%	2,229	2,167	2.9%	2,185	2,035	7.4%
New build / exp	16	34	-52.9%	—	—		28	50	-44.0%	—	18	-100.0%	44	102	-56.9%
Acquisitions	—	—		—	—		—	48	-100.0%	—	—		—	48	-100.0%
Dispositions	—	—		—	—		—	—		—	—		—	—	0.0%

EOP total owned	2,201	2,069	6.4%	2,201	2,069	6.4%	2,229	2,167	2.9%	2,229	2,185	2.0%	2,229	2,185	2.0%
% Qtr open
New build/exp				100.0%			71.4%			50.0%
Acquisitions				50.0%			50.0%			50.0%
Dispositions (close %)				50.0%			50.0%			50.0%

Average screens	2,194	2,039	7.6%	2,201	2,069	6.4%	2,221	2,093	6.1%	2,229	2,175	2.5%	2,211	2,094	5.6%
Multiplexes
BOP total owned	946	1,062	-10.9%	940	1,048	-10.3%	940	1,003	-6.3%	940	983	-4.4%	946	1,062	-10.9%
New build / exp	—	—	—	—	—	—	—	—	—	—	0.0%
Acquisitions	—	—	—	—	—	—	—	—	—	—	0.0%
Dispositions	6	14	-57.1%	—	45	-100.0%	—	20	-100.0%	21	37	-43.2%	27	116	-76.7%

EOP total owned	940	1,048	-10.3%	940	1,003	-6.3%	940	983	-4.4%	919	946	-2.9%	919	946	-2.9%
% Qtr open
New build / exp				50.0%			50.0%			50.0%
Acquisitions				50.0%			50.0%			50.0%
Dispositions (close %)				50.0%			100.0%			57.1%

Average screens	942	1,060	-11.1%	940	1,021	-7.9%	940	992	-5.2%	928	964	-3.7%	938	1,009	-7.1%
Canada
BOP total owned	160	160	0.0%	160	160	0.0%	160	160	0.0%	160	160	0.0%	160	160	0.0%
Net change	—	—		—	—		—	—		—	—		—	—	0.0%

EOP total owned	160	160		160	160		160	160		160	160		160	160	0.0%
% Qtr open	50.0%	0.0%		50.0%	0.0%		50.0%	0.0%		50.0%	0.0%			0.0%

Average screens	160	160	0.0%	160	160	0.0%	160	160	0.0%	160	160	0.0%	160	160	0.0%

North America average screens	3,296	3,259	1.1%	3,301	3,250	1.6%	3,321	3,245	2.3%	3,317	3,299	0.5%	3,309	3,263	1.4%
International
BOP total owned	238	244	-2.5%	238	244	-2.5%	238	244	-2.5%	238	238	0.0%	238	244	-2.5%
Additions	—	—		—	—		—	12	-100.0%	—	—		—	12	-100.0%
Dispositions	—	—		—	—		—	18		—	—		—	18

EOP total owned	238	244	-2.5%	238	244	-2.5%	238	238	0.0%	238	238	0.0%	238	238	0.0%

International average screens	238	226	5.3%	238	226	5.3%	238	235	1.3%	238	238	0.0%	238	231	3.0%
TOTAL SCREENS
BOP total owned	3,529	3,501	0.8%	3,539	3,521	0.5%	3,539	3,476	1.8%	3,567	3,548	0.5%	3,529	3,501	0.8%
New build / exp	16	34	-52.9%	—	—		28	62	-54.8%	—	18	-100.0%	44	114	-61.4%
Acquisitions	—	—		—	—		—	48	-100.0%	—	—		—	48	-100.0%
Dispositions	6	14	-57.1%	—	45	-100.0%	—	38	-100.0%	21	37	-43.2%	27	134	-79.9%

Total owned screens	3,539	3,521	0.5%	3,539	3,476	1.8%	3,567	3,548	0.5%	3,546	3,529	0.5%	3,546	3,529	0.5%
Managed screens	15	23	-34.8%	15	23	-34.8%	15	15	0.0%	15	15	0.0%	15	15	0.0%

TOTAL SCREENS	3,554	3,544	0.3%	3,554	3,499	1.6%	3,582	3,563	0.5%	3,561	3,544	0.5%	3,561	3,544	0.5%

AVERAGE SCREENS (OWNED)	3,534	3,485	1.4%	3,539	3,476	1.8%	3,559	3,480	2.3%	3,555	3,537	0.5%	3,547	3,494	1.5%
THEATRES
BOP total owned	230	236	-2.5%	230	237	-3.0%	231	230	0.4%	232	233	-0.4%	230	236	-2.5%
New build	1	2	-50.0%	1	—		2	4	-50.0%	—	1	-100.0%	4	7	-42.9%
Acquisitions	—	—		—	—		—	3	-100.0%	—	—		—	3	-100.0%
Dispositions	1	1	0.0%	—	7	-100.0%	1	4	-75.0%	3	4	-25.0%	5	16	-68.8%

EOP total owned	230	237	-3.0%	231	230	0.4%	232	233	-0.4%	229	230	-0.4%	229	230	-0.4%
EOP managed theatres	2	3	-33.3%	2	3	-33.3%	2	2	0.0%	2	2	0.0%	2	2	0.0%

TOTAL THEATRES	232	240	-3.3%	233	233	0.0%	234	235	-0.4%	231	232	-0.4%	231	232	-0.4%

SCREENS PER THEATRE	15.3	14.8	3.7%	15.3	15.0	1.6%	15.3	15.2	1.0%	15.4	15.3	0.9%	15.4	15.3	0.9%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-ATTENDANCE/REVENUES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
ATTENDANCE PER SCREEN
Megaplex	64.1	65.9	-2.7%	60.5	59.7	1.4%	56.2	63.5	-11.5%	51.4	52.2	-1.4%	58.0	60.2	-3.6%
Multiplex	43.0	46.8	-8.1%	42.0	41.7	0.7%	38.5	43.3	-11.0%	35.4	36.1	-2.0%	39.8	42.1	-5.6%
Canada	35.0	33.1	5.8%	38.0	34.4	10.4%	32.8	36.7	-10.6%	37.5	32.7	14.8%	35.8	34.2	4.7%
International	51.5	47.4	8.7%	61.8	63.0	-2.0%	59.8	59.2	1.0%	55.0	54.6	0.7%	57.0	56.1	1.6%
TOTAL ATTENDANCE
Megaplex	35,175	33,593	4.7%	33,290	30,855	7.9%	31,203	33,229	-6.1%	28,647	28,366	1.0%	128,316	126,043	1.8%
Multiplex	10,132	12,412	-18.4%	9,870	10,648	-7.3%	9,055	10,743	-15.7%	8,211	8,703	-5.7%	37,269	42,506	-12.3%
Canada	1,399	1,322	5.8%	1,520	1,377	10.4%	1,313	1,469	-10.6%	1,500	1,307	14.8%	5,732	5,475	4.7%
International	3,063	2,677	14.4%	3,675	3,560	3.2%	3,558	3,479	2.3%	3,272	3,249	0.7%	13,568	12,965	4.7%
TOTAL ATTENDANCE	49,769	50,004	-0.5%	48,355	46,440	4.1%	45,130	48,920	-7.7%	41,631	41,625	0.0%	184,885	186,989	-1.1%
ATTENDANCE PER SCREEN	56.3	57.4	-1.8%	54.7	53.4	2.3%	50.7	56.2	-9.8%	46.8	47.1	-0.5%	52.1	53.5	-2.6%
NA	56.7	58.1	-2.4%	54.1	52.8	2.6%	50.1	56.0	-10.6%	46.3	46.5	-0.6%	51.8	53.3	-2.9%
ADMISSIONS REVENUES
Average ticket price
Megaplex	6.74	6.52	3.4%	6.84	6.51	5.1%	6.92	6.63	4.4%	7.01	6.67	5.2%	6.87	6.58	4.4%
Multiplex	6.30	6.10	3.4%	6.40	6.07	5.5%	6.47	6.23	4.0%	6.56	6.23	5.2%	6.43	6.15	4.5%
Canada	6.52	6.21	5.0%	6.52	6.21	5.0%	6.60	6.60	0.0%	6.65	6.67	-0.3%	6.57	6.43	2.3%
International	7.37	6.85	7.5%	7.35	7.23	1.7%	6.97	7.18	-2.9%	7.12	7.51	-5.3%	7.20	7.21	-0.1%
Total Admissions Rev.	332,529	321,163	3.5%	327,963	299,853	9.4%	308,041	321,783	-4.3%	288,088	276,594	4.2%	1,256,621	1,219,393	3.1%
Megaplex	236,981	218,934	8.2%	227,839	200,929	13.4%	215,960	220,213	-1.9%	200,952	189,221	6.2%	881,733	829,297	6.3%
Multiplex	63,859	75,679	-15.6%	63,195	64,635	-2.2%	58,606	66,883	-12.4%	53,870	54,249	-0.7%	239,531	261,446	-8.4%
Canada	9,128	8,213	11.1%	9,910	8,549	15.9%	8,665	9,699	-10.7%	9,978	8,718	14.5%	37,682	35,179	7.1%
International	22,561	18,337	23.0%	27,018	25,740	5.0%	24,809	24,988	-0.7%	23,287	24,406	-4.6%	97,675	93,471	4.5%
Admsn revs / screen	376.4	368.6	2.1%	370.7	345.1	7.4%	346.2	369.9	-6.4%	324.1	312.8	3.6%	354.3	349.0	1.5%
Average ticket price	6.68	6.42	4.0%	6.78	6.46	5.0%	6.83	6.58	3.8%	6.92	6.64	4.1%	6.80	6.52	4.2%
NA	6.64	6.40	3.7%	6.74	6.39	5.4%	6.81	6.53	4.3%	6.90	6.57	5.0%	6.76	6.47	4.6%
CONCESSIONS REVENUES
Concession per head
Megaplex	2.67	2.57	3.7%	2.67	2.51	6.4%	2.67	2.54	5.3%	2.57	2.51	2.6%	2.65	2.53	4.5%
Multiplex	2.58	2.48	4.1%	2.55	2.39	7.0%	2.57	2.39	7.3%	2.48	2.38	4.2%	2.55	2.41	5.6%
Canada	2.23	2.18	2.3%	2.18	2.17	0.5%	2.15	2.28	-5.4%	2.08	2.26	-8.0%	2.16	2.22	-2.8%
International	1.81	1.60	13.4%	1.81	1.77	2.4%	1.78	1.83	-2.7%	1.77	1.85	-4.8%	1.79	1.77	1.2%
Total Concession Rev.	128,590	124,297	3.5%	124,014	112,086	10.6%	115,818	119,776	-3.3%	102,977	100,831	2.1%	471,398	456,990	3.2%
Megaplex	93,809	86,410	8.6%	88,840	77,400	14.8%	83,397	84,340	-1.1%	73,736	71,164	3.6%	339,782	319,314	6.4%
Multiplex	26,105	30,723	-15.0%	25,214	25,410	-0.8%	23,251	25,719	-9.6%	20,346	20,691	-1.7%	94,916	102,543	-7.4%
Canada	3,123	2,886	8.2%	3,313	2,987	10.9%	2,826	3,344	-15.5%	3,115	2,950	5.6%	12,377	12,167	1.7%
International	5,553	4,278	29.8%	6,647	6,289	5.7%	6,344	6,373	-0.5%	5,780	6,026	-4.1%	24,323	22,966	5.9%
Conc. revs / screen	145.5	142.7	2.0%	140.2	129.0	8.7%	130.2	137.7	-5.5%	115.9	114.0	1.6%	132.9	130.8	1.6%
Concession per head	2.58	2.49	3.9%	2.56	2.41	6.3%	2.57	2.45	4.8%	2.47	2.42	2.1%	2.55	2.44	4.3%
NA	2.63	2.54	3.9%	2.63	2.47	6.5%	2.63	2.50	5.5%	2.53	2.47	2.6%	2.61	2.49	4.6%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-OTHER REVENUES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
OTHER THEATRE REVENUES
North America other theatre revenue per head	0.264	0.030	772.5%	0.272	0.032	741.2%	0.395	0.029	1248.7%	0.350	0.030	1085.9%	0.317	0.283	12.1%
Int'l other theatre per head	0.363	0.345	5.2%	0.347	0.317	9.8%	0.338	0.366	-7.6%	0.340	0.436	-22.0%	0.347	0.366	-5.2%
Other theatre revenues	13,433	1,431	838.7%	13,442	1,395	863.6%	17,627	1,342	1213.5%	14,556	1,144	1172.4%	59,058	53,983	9.4%
North America	12,322	1,431	761.1%	12,165	1,388	776.5%	16,423	1,331	1133.9%	13,442	1,134	1085.4%	54,352	49,241	10.4%
International	1,111	923	20.4%	1,277	1,127	13.3%	1,204	1,274	-5.5%	1,114	1,418	-21.5%	4,706	4,742	-0.8%
OTHER REVENUES
NCN	12,090	13,886	-12.9%	11,971	12,105	-1.1%	15,821	15,055	5.1%	12,599	10,900	15.6%	52,481	51,946	1.0%
Internet	(2)	33	-106.1%	13	(15)	-186.7%	13	11	18.2%	13	28	-53.6%	37	57	-35.1%
Midland	59	52	13.5%	127	54	135.2%	127	138	-8.0%	127	207	-38.6%	440	451	-2.4%
Total other revenues	12,147	13,971	-13.1%	12,111	12,144	-0.3%	15,961	15,204	5.0%	12,739	11,135	14.4%	52,958	52,454	1.0%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-EXPENSES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
FILM EXHIBITION COSTS
Film Exhibition Cost %
Megaplex	54.6%	56.1%	(148)	54.6%	54.1%	52	52.9%	53.3%	(37)	50.7%	50.3%	36	53.3%	53.5%	(25)
Multiplex	53.3%	55.0%	(174)	53.5%	52.9%	65	51.9%	51.4%	53	49.8%	49.8%	2	52.2%	52.5%	(24)
Canada	49.3%	54.9%	(556)	52.6%	52.6%	1	50.6%	51.8%	(121)	48.6%	48.0%	62	50.3%	51.8%	(148)
International	51.6%	51.3%	23	53.4%	54.4%	(98)	52.8%	54.2%	(142)	52.9%	52.0%	87	52.7%	53.1%	(42)
Total Film Exhibition Cost	179,605	177,960	0.9%	177,849	161,988	9.8%	162,133	170,727	-5.0%	145,868	138,705	5.2%	665,454	649,380	2.5%
Megaplex	129,367	122,763	5.4%	124,400	108,659	14.5%	114,243	117,310	-2.6%	101,883	95,251	7.0%	469,893	443,983	5.8%
Multiplex	34,023	41,640	-18.3%	33,810	34,161	-1.0%	30,417	34,355	-11.5%	26,827	27,004	-0.7%	125,076	137,160	-8.8%
Canada	4,502	4,507	-0.1%	5,213	4,496	15.9%	4,385	5,025	-12.7%	4,849	4,183	15.9%	18,949	18,211	4.1%
International	11,635	9,415	23.6%	14,426	13,995	3.1%	13,088	13,537	-3.3%	12,309	12,687	-3.0%	51,458	49,634	3.7%
Other	78	(365)	-121.4%	—	677	-100.0%	—	500	-100.0%	—	(420)	-100.0%	78	392	-80.1%
Film Exhibition Cost %	54.0%	55.4%	(140)	54.2%	54.0%	21	52.6%	53.1%	(42)	50.6%	50.1%	49	53.0%	53.3%	(30)
NA	54.2%	55.7%	(147)	54.3%	54.0%	31	52.6%	53.0%	(34)	50.4%	50.0%	47	53.0%	53.3%	(29)
CONCESSION COSTS
Concession Cost %
Megaplex	11.3%	11.7%	(44)	10.0%	10.9%	(94)	9.9%	10.3%	(41)	9.9%	10.4%	(55)	10.3%	10.9%	(57)
Multiplex	11.4%	11.7%	(29)	10.4%	10.8%	(40)	10.2%	9.5%	65	10.3%	9.4%	89	10.6%	10.5%	13
Canada	19.1%	19.2%	(1)	18.6%	18.9%	(29)	18.6%	18.0%	55	18.2%	16.2%	200	18.6%	18.1%	57
International	22.5%	21.9%	58	22.2%	22.7%	(49)	22.4%	21.8%	63	22.4%	21.8%	61	22.4%	22.1%	31
Concession Cost	15,418	14,334	7.6%	13,602	12,476	9.0%	12,574	13,138	-4.3%	11,257	11,311	-0.5%	52,851	51,259	3.1%
Megaplex	10,583	10,130	4.5%	8,884	8,471	4.9%	8,256	8,694	-5.0%	7,300	7,436	-1.8%	35,023	34,731	0.8%
Multiplex	2,987	3,605	-17.1%	2,622	2,744	-4.4%	2,372	2,456	-3.4%	2,096	1,947	7.6%	10,076	10,752	-6.3%
Canada	598	553	8.1%	617	565	9.2%	525	603	-12.9%	568	479	18.6%	2,308	2,200	4.9%
International	1,250	938	33.3%	1,479	1,430	3.4%	1,421	1,388	2.4%	1,294	1,312	-1.4%	5,444	5,068	7.4%
Other	—	(892)	-100.0%	—	(734)	-100.0%	—	(3)	-100.0%	—	137	-100.0%	—	(1,492)	-100.0%
Concession Cost %	12.0%	11.5%	46	11.0%	11.1%	(16)	10.9%	11.0%	(11)	10.9%	11.2%	(29)	11.2%	11.2%	(1)
NA	11.5%	11.2%	35	10.3%	10.4%	(11)	10.2%	10.4%	(17)	10.3%	10.5%	(30)	10.6%	10.6%	(4)
THEATRE OPERATING EXPENSE
Variable OE / patron
Megaplex	1.11	1.14	-2.6%	1.16	1.16	-0.2%	1.22	1.15	6.6%	1.28	1.31	-1.9%	1.19	1.18	0.3%
Multiplex	1.33	1.40	-4.6%	1.42	1.42	-0.2%	1.46	1.39	5.0%	1.53	1.59	-3.6%	1.43	1.44	-0.7%
Canada	1.32	1.38	-4.6%	1.23	1.23	-0.1%	1.31	1.35	-2.5%	1.20	1.42	-15.7%	1.26	1.34	-6.1%
International	1.56	1.55	0.7%	1.37	1.14	19.6%	1.41	1.32	6.7%	1.38	1.53	-9.7%	1.42	1.37	3.9%
Variable OE	59,304	61,457	-3.5%	59,658	57,271	4.2%	58,193	59,757	-2.6%	55,834	58,627	-4.8%	232,990	237,112	-1.7%
Megaplex	38,968	38,204	2.0%	38,617	35,872	7.7%	38,104	38,059	0.1%	36,806	37,142	-0.9%	152,495	149,277	2.2%
Multiplex	13,522	17,362	-22.1%	14,015	15,146	-7.5%	13,229	14,941	-11.5%	12,567	13,822	-9.1%	53,333	61,271	-13.0%
Canada	1,845	1,827	1.0%	1,870	1,695	10.3%	1,724	1,978	-12.8%	1,801	1,861	-3.2%	7,239	7,361	-1.7%
International	4,771	4,140	15.2%	5,027	4,070	23.5%	5,006	4,587	9.1%	4,529	4,979	-9.0%	19,332	17,776	8.8%
Other	198	(76)	-360.5%	130	488	-73.4%	131	192	-31.8%	131	823	-84.1%	590	1,427	-58.7%
Variable OE / patron	1.19	1.23	-3.0%	1.23	1.23	0.0%	1.29	1.22	5.6%	1.34	1.41	-4.8%	1.26	1.27	-0.6%
NA	1.17	1.21	-3.6%	1.22	1.24	-1.4%	1.28	1.21	5.4%	1.34	1.40	-4.3%	1.25	1.26	-1.0%
Fixed OE / screen
Megaplex	50.3	48.8	3.1%	52.3	49.5	5.6%	50.9	48.7	4.3%	50.4	44.3	13.7%	51.0	47.8	6.6%
Multiplex	40.5	40.4	0.4%	44.6	41.1	8.5%	42.7	42.8	-0.3%	42.5	40.6	4.7%	42.6	41.2	3.3%
Canada	34.5	44.3	-22.0%	42.5	38.3	11.1%	41.3	46.2	-10.6%	42.5	43.9	-3.2%	40.2	43.2	-6.8%
International	41.9	42.6	-1.7%	55.0	39.5	39.3%	52.0	43.5	19.4%	48.6	52.1	-6.8%	49.4	44.6	10.7%
Fixed OE	39,726	41,143	-3.4%	43,738	41,844	4.5%	42,525	40,636	4.6%	42,041	39,774	5.7%	168,030	163,397	2.8%
Megaplex	27,584	24,853	11.0%	28,778	25,620	12.3%	28,238	25,505	10.7%	28,078	24,109	16.5%	112,678	100,087	12.6%
Multiplex	9,546	10,700	-10.8%	10,481	10,496	-0.1%	10,031	10,617	-5.5%	9,862	9,779	0.8%	39,920	41,592	-4.0%
Canada	1,381	1,771	-22.0%	1,700	1,530	11.1%	1,652	1,849	-10.6%	1,701	1,757	-3.2%	6,434	6,907	-6.8%
International	2,492	2,407	3.5%	3,272	2,231	46.7%	3,092	2,558	20.9%	2,890	3,102	-6.8%	11,746	10,298	14.1%
Other	(1,277)	1,412	-190.4%	(493)	1,967	-125.1%	(488)	107	-556.1%	(490)	1,027	-147.7%	(2,748)	4,513	-160.9%
Fixed OE / screen	45.0	47.2	-4.8%	49.4	48.2	2.7%	47.8	46.7	2.3%	47.3	45.0	5.2%	47.4	46.8	1.3%
NA	46.7	45.8	2.0%	49.6	46.3	7.1%	48.1	46.8	2.7%	47.8	43.2	10.6%	48.1	45.5	5.6%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-EXPENSES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
THEATRE OPERATING EXPENSE
Theatre svcs % of theatre rev
North America	0.97%	1.11%	(14)	1.04%	1.10%	(6)	1.13%	0.92%	21	1.17%	1.16%	1	1.07%	1.07%	0
International	1.17%	1.59%	(42)	0.73%	1.44%	(70)	0.79%	1.54%	(75)	0.85%	1.70%	(85)	0.88%	1.56%	(69)
Theatre svcs	4,647	5,195	-10.5%	4,727	4,783	-1.2%	4,898	4,402	11.3%	4,649	4,730	-1.7%	18,921	19,110	-1.0%
North America	4,306	4,821	-10.7%	4,470	4,306	3.8%	4,641	3,899	19.0%	4,393	4,189	4.9%	17,810	17,215	3.5%
International	341	374	-8.8%	256	477	-46.3%	256	503	-49.0%	256	541	-52.6%	1,110	1,895	-41.4%
Total theatre oper expense	103,677	107,795	-3.8%	108,123	103,898	4.1%	105,616	104,795	0.8%	102,525	103,131	-0.6%	419,941	419,619	0.1%
% of theatre revenues	21.8%	23.5%	(169)	23.2%	24.5%	(124)	23.9%	23.0%	96	25.3%	26.3%	(106)	23.5%	24.3%	(75)
RENT
Cash rent / screen
Megaplex	98.5	95.4	3.2%	98.6	93.9	5.0%	97.9	95.8	2.2%	97.3	95.1	2.2%	98.1	95.1	3.1%
Multiplex	74.7	71.0	5.2%	72.8	71.1	2.4%	72.9	72.6	0.5%	73.2	71.2	2.9%	73.4	71.4	2.7%
Canada	91.1	116.6	-21.9%	89.1	118.5	-24.8%	90.5	102.0	-11.3%	91.3	67.5	35.4%	90.5	101.1	-10.5%
International	147.5	136.1	8.4%	143.3	141.3	1.4%	147.6	145.9	1.2%	146.9	148.9	-1.3%	146.4	143.3	2.1%
Cash rent	85,329	80,773	5.6%	84,082	80,437	4.5%	84,551	81,779	3.4%	84,219	79,586	5.8%	338,181	322,575	4.8%
Megaplex	54,008	48,646	11.0%	54,252	48,581	11.7%	54,378	50,125	8.5%	54,202	51,735	4.8%	216,840	199,087	8.9%
Multiplex	17,582	18,803	-6.5%	17,108	18,149	-5.7%	17,138	17,993	-4.8%	16,985	17,142	-0.9%	68,812	72,087	-4.5%
Canada	3,643	4,662	-21.9%	3,566	4,739	-24.8%	3,622	4,081	-11.3%	3,654	2,698	35.4%	14,484	16,180	-10.5%
International	8,778	7,690	14.1%	8,527	7,983	6.8%	8,785	8,571	2.5%	8,742	8,861	-1.3%	34,832	33,105	5.2%
Other—US	676	396	70.7%	33	412	-92.0%	33	393	-91.6%	40	(1,458)	-102.7%	782	(257)	-404.3%
Other—Europe	642	576	11.5%	596	573	4.0%	596	616	-3.2%	596	608	-2.0%	2,430	2,373	2.4%
Deferred rent	541	40	1252.5%	422	348	21.3%	355	(253)	-240.3%	311	1,891	-83.6%	1,629	2,026	-19.6%
Megaplex	862	568	51.8%	856	819	4.5%	853	519	64.4%	803	366	119.4%	3,374	2,272	48.5%
Multiplex	(1,343)	(1,386)	-3.1%	(1,260)	(1,340)	-6.0%	(1,264)	(1,633)	-22.6%	(1,241)	(1,628)	-23.8%	(5,108)	(5,987)	-14.7%
Canada	480	401	19.7%	297	407	-27.0%	237	426	-44.4%	220	1,262	-82.6%	1,234	2,496	-50.6%
International	542	457	18.6%	529	462	14.5%	529	435	21.6%	529	1,891	-72.0%	2,129	3,245	-34.4%
Total rent	85,870	80,813	6.3%	84,504	80,785	4.6%	84,906	81,526	4.1%	84,530	81,477	3.7%	339,810	324,601	4.7%
Cap lease contra	(2,606)	(2,551)	2.2%	(2,493)	(2,561)	-2.7%	(2,493)	(2,775)	-10.2%	(2,493)	(2,690)	-7.3%	(10,085)	(10,577)	-4.7%
Rent	83,264	78,262	6.4%	82,011	78,224	4.8%	82,413	78,751	4.7%	82,037	78,787	4.1%	329,725	314,024	5.0%
Rent / screen	94.2	89.8	4.9%	92.7	90.0	3.0%	92.6	90.5	2.3%	92.3	89.1	3.6%	93.0	89.9	3.4%
North America	89.0	85.4	4.2%	87.7	85.2	2.9%	87.3	85.2	2.5%	87.0	81.8	6.5%	87.7	84.4	4.0%
International	156.6	144.2	8.6%	152.2	149.5	1.8%	156.5	153.3	2.1%	155.8	180.7	-13.8%	155.3	157.4	-1.3%
Rent % of theatre rev.	17.5%	17.1%	45	17.6%	18.4%	(81)	18.7%	17.3%	141	20.2%	20.1%	11	18.5%	18.1%	30

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—EXPENSES
SEGMENT:
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
GENERAL AND ADMINISTRATIVE
General and administrative	17,700	12,116	46.1%	14,446	12,456	16.0%	15,522	17,044	-8.9%	14,906	20,975	-28.9%	62,574	62,591	0.0%
Recurring G&A	14,819	11,823	25.3%	11,738	11,580	1.4%	12,814	16,511	-22.4%	12,198	13,950	-12.6%	51,569	53,864	-4.3%
Special exec. comp.	—	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%
Restricted stock awards	2,881	293	883.3%	2,708	876	209.1%	2,708	533	408.1%	2,708	7,025	-61.5%	11,005	8,727	26.1%
OTHER EXPENSE
NCN	10,559	12,054	-12.4%	10,106	9,973	1.3%	11,944	12,385	-3.6%	10,090	10,929	-7.7%	42,699	45,341	-5.8%
Internet	100	85	17.6%	212	174	21.9%	215	173	24.1%	212	173	22.6%	739	605	22.1%
PLD	14	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	14	—	0.0%
Midland	210	180	16.7%	208	185	12.4%	208	221	-5.9%	208	183	13.7%	834	769	8.5%
Real estate holding costs	28	2	1300.0%	65	55	18.9%	81	24	239.2%	60	51	18.4%	235	132	78.2%
Total other expense	10,911	12,321	-11.4%	10,591	10,387	2.0%	12,448	12,803	-2.8%	10,570	11,336	-6.8%	44,521	46,847	-5.0%
PREOPENING EXPENSE
Pre-opening exp / screen
North America	24.6	26.3	-6.5%	—	—		30.7	27.1	13.4%	—	25.0	-100.0%	28.5	28.6	-0.6%
International	—	—		—	—		—	31.7	-100.0%	—	—		—	78.1	-100.0%
Pre-opening exp	393	1,042	-62.3%	—	389	-100.0%	860	1,734	-50.4%	—	693	-100.0%	1,253	3,858	-67.5%
North America	393	893	-56.0%	—	224	-100.0%	860	1,354	-36.5%	—	450	-100.0%	1,253	2,921	-57.1%
International	—	149	-100.0%	—	165	-100.0%	—	380	-100.0%	—	243	-100.0%	—	937	-100.0%
		0.0%			0.0%			0.0%			0.0%			0.0%
THEATRE CLOSURE EXPENSE	102	618	-83.5%	—	1,116	-100.0%	180	2,078	-91.3%	2,067	256	707.4%	2,349	4,068	-42.3%
North America	102	618		—	1,116		180	2,078		2,067	256		2,349	4,068
International	—	—		—	—		—	—		—	—		—	—

AMC ENTERTAINMENT INC.
DEBT
SEGMENT: CONSOLIDATED QUARTERLY—F'05
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
Credit facility	—	—		—	—		—	—		—	—
Senior sub. Note—09	—	199,347		—	199,369		—	199,391		—	—
Senior sub. Note—11	213,782	296,894		213,782	296,916		213,782	296,938		213,782	213,782
Senior sub. Note—12	172,699	172,511		172,749	172,557		172,799	172,603		172,851	172,649
Senior sub. Note—14	300,000	—		300,000	—		300,000	—		300,000	300,000
Financing lease obligations	40,958	40,458		40,740	40,496		40,523	41,768		40,294	41,164
Capital lease obligations	19,672	21,400		19,227	21,050		18,782	20,752		18,337	20,117

Total debt	747,111	730,610		746,498	730,388		745,886	731,452		745,264	747,712
Less: cash equivalents	395,000	261,481		360,485	241,685		377,086	310,772		407,812	333,247

Net debt	352,111	469,129		386,013	488,703		368,800	420,680		337,452	414,465

CIP	—	29,361		—	34,935		—	13,141		—	15,007

LTM adjusted EBITDA	257,478	237,778		272,999	234,810		267,571	254,437		275,973	247,827

Total debt / LTM AEBITDA	2.90	3.07		2.73	3.11		2.79	2.87		2.70	3.02

Net debt / LTM AEBITDA	1.37	1.97		1.41	2.08		1.38	1.65		1.22	1.67

ND—CIP / LTM AEBITDA	1.37	1.85		1.41	1.93		1.38	1.60		1.22	1.61

Net debt / LTM EBITDA per RCF	—	2.07		—	2.15		—	1.64		1.66	1.66

Cash capex	26,833	24,159		25,338	19,115		29,223	29,362		28,327	22,375		109,721	95,011
Construction project costs	—	—		—	—		—	—		—	—		—	—

Total capex	26,833	24,159		25,338	19,115		29,223	29,362		28,327	22,375		109,721	95,011

Financial sale / leasebacks	—	—		—	—		—	—		40,000	63,911		40,000	63,911
Accounting sale / leasebacks	—	—		—	—		—	—		—	—		—	—
		—			—			—			—			—

Total sale / leasebacks	—	—		—	—		—	—		40,000	63,911		40,000	63,911

		—			—			—			—			—
Net capex	26,833	24,159		25,338	19,115		29,223	29,362		(11,673)	(41,536)		69,721	31,100

Preferred dividends	(4,110)	—		(5,157)	—		(5,157)	—		(5,157)	—		(19,581)	—
Acquisitions	—	—		—	—		—	(13,049)		—	(2,400)		—	(15,449)
FF&E repurchase	—	—		—	—		(25,292)	(15,812)		—	—		(25,292)	(15,812)
Other	—	—		—	—		—	(5,252)		—	(13,932)		—	(19,184)

Other cash proceeds (uses)	(4,110)	—		(5,157)	—		(30,449)	(34,113)		(5,157)	(16,332)		(44,873)	(50,445)

WC & other (provided) used	(44,310)	1,196		49,000	32,989		(34,000)	(90,637)		8,883	60,067

Avg interest rate—Funded debt	8.8%	9.3%		8.8%	9.8%		8.8%	9.7%		8.8%	10.9%

AMC ENTERTAINMENT INC.
PROJECTED BALANCE SHEET
SEGMENT: CONSOLIDATED QUARTERLY—F'05
JULY 5, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.
Cash and equivalents	395,000	261,481		360,485	241,685		377,086	310,772		407,812	333,248
Receivables	58,299	40,336		47,626	32,951		70,209	48,576		39,998	39,812
Other current assets	69,487	56,245		67,318	54,489		81,594	66,045		61,902	62,676
Gross property	1,557,629	1,546,986		1,582,967	1,562,202		1,637,482	1,591,840		1,625,809	1,530,796
Less accum. depr. & amort	784,830	689,058		814,804	709,793		844,820	720,590		874,288	753,519

Property, net	772,799	857,928		768,163	852,409		792,662	871,250		751,521	777,277
Intangible assets, net	23,918	28,445		23,918	26,854		23,918	25,263		23,918	23,918
Goodwill	71,727	60,698		71,727	60,698		71,727	68,484		71,727	71,727
Deferred income taxes	141,070	171,862		139,697	171,862		138,671	148,703		140,744	143,944
Other long-term assets	57,739	54,221		55,683	52,290		55,865	52,461		50,800	53,932

Total assets	1,590,040	1,531,216		1,534,615	1,493,238		1,611,732	1,591,554		1,548,423	1,506,534

Accounts payable	167,939	123,338		128,777	101,359		164,584	146,301		125,042	107,234
Accr exps & oth liab	199,290	189,645		175,249	166,767		224,186	213,336		198,059	188,517
Revolving credit facility	—	—		—	—		—	—		—	—
Cur portion corp. borrow	—	—		—	—					—	—
Cur portion CLO's / FLO's	2,730	2,614		2,712	2,607		2,694	2,579		2,675	2,748
Subsidiary Sr. debt	—			—			—			—	—
Sr. Acquisition facility	—			—			—			—	—
Sr. sub notes 14	300,000	—		300,000	—		300,000	—		300,000	300,000
Sr. sub notes 02	—	—		—	—		—	—		—	—
Sr. sub notes 09	—	199,347		—	199,369		—	199,391		—	—
Sr. sub notes 11	213,782	296,894		213,782	296,916		213,782	296,938		172,851	213,782
Sr. sub notes 12	172,699	172,511		172,749	172,557		172,799	172,603		213,782	172,649
Misc. indebtedness	—	—		—	—		—	—		—	—

LTD corp borrow	686,481	668,752		686,531	668,842		686,581	668,932		686,633	686,431
LTD CLO's / FLO's	57,900	59,244		57,255	58,939		56,611	59,941		55,956	58,533
Other LT liab.	184,410	178,248		185,048	178,865		173,029	167,247		177,349	182,467

Total liabilities	1,298,750	1,221,841		1,235,572	1,177,379		1,307,685	1,258,336		1,245,714	1,225,930
Min int in con sub	—	—			—		—	—
Preferred stock—convertible	200	190		200	193		200	196		200	200
Common stock	22,593	22,508		22,593	22,519		22,593	22,592		23,054	22,593
Class B stock	2,035	2,035		2,035	2,035		2,035	2,035		2,035	2,035
Addn'l paid-in capital	465,388	467,978		460,231	468,127		455,074	469,274		460,461	469,498
Foreign currency adj.	(1,993)	(6,360)		(1,993)	(5,596)		(1,993)	(1,178)		(1,993)	(1,993)
Employee loans for stk. purchase	—	—		—	—		—	—		—	—
Treasury stock	(1,013)	(961)		(1,013)	(1,013)		(1,013)	(1,013)		(9,740)	(1,013)
Retained earnings	(195,921)	(176,015)		(183,010)	(170,406)		(172,848)	(158,688)		(171,309)	(210,716)

Total stockholders equity	291,289	309,375		299,043	315,859		304,048	333,218		302,708	280,604

Total liab. & SE.	1,590,040	1,531,216		1,534,615	1,493,238		1,611,732	1,591,554		1,548,423	1,506,534

BALANCE	—	—		—	—		—	—		—	—